UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23607

Wilshire Private Assets Master Fund
(Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end:  March 31, 2024

Date of reporting period:  March 31, 2024

Item 1.    Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

WILSHIRE PRIVATE ASSETS FUND
FINANCIAL STATEMENTS
MARCH 31, 2024
ANNUAL REPORT

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30th, will be available (i) without charge, upon request, by calling 1-855-520-7711; and (ii) on the SEC’s website at http://www.sec.gov.

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)
Market Review

The U.S. stock market, represented by the FT Wilshire 5000 Index℠, was up 9.95% for the first quarter and is up 29.27% for the past year. Most sectors were positive for the quarter. The strongest performing sectors were communication services (+14.3%) and energy (+13.0%). The weakest performing and only negative sector was real estate (-1.2%). From a size perspective, small-cap underperformed large-cap by 230 basis points and trailed for the 1-year period, as well. Growth stocks generally outperformed value during the first quarter while, specifically, large-cap growth stocks held a significant advantage over large-cap value stocks for the past 12 months. International equity market performance was positive for the first quarter, with developed outperforming emerging markets.

The U.S. Treasury yield curve was up across nearly the entire maturity spectrum during the quarter, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 4.20%, up 32 basis points from December. Credit spreads were down during the quarter with high yield bond spreads down -24 basis points, the lowest level in more than a year. The Federal Open Market Committee (FOMC) met twice during the quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%.

Within the Fund

For the first quarter of 2024, the Wilshire Private Asset Fund (Institutional Class shares) returned 4.48%. From inception (November 18, 2020) through March 31, 2024, the Fund posted a 13.09% annualized return and 47.62% cumulative return. We find that performance was largely driven by later-stage investments that are mostly committed and out of the J-curve.

The Fund is invested in the following investments. Below is our reasoning for entering these investments and our thoughts on performance to date. The level of detail provided may vary between investments due to agreements we have in place with the general partner.

Basalt Infrastructure Partners II, a secondary investment that closed in November 2020, was purchased at a discount to June 30, 2020 net asset value (NAV) and comprises what we believe to be an attractive portfolio of mid-market, value-add infrastructure assets. The Basalt portfolio is through its J-curve and entering the cash-yielding stage, potentially offering diversified value drivers, with limited downside risk expected from any individual asset. As of December 31, 2023, the Fund has invested $1.1 billion (approximately 87% of aggregate commitments) in nine investments. During the quarter, the Fund distributed EUR 4.2 million to limited partners. The portfolio has generated total distributions of $786 million since inception (65% of capital contributed).

HIG Bayside Loan Opportunity Fund VI, a primary investment that closed in December 2020, is a distressed-debt strategy that focuses on middle-market opportunities. The entire portfolio was created from April 2020 onward and has drawn down 75% of committed capital as of December 31, 2023. As of December 31, 2023, the Fund has made $1.8 billion in gross cumulative capital investments, inclusive of recycled capital across 87 positions. To date, the portfolio has fully realized 31 positions and has received $414 million in proceeds, with 13 positions exited in 2023.

Linden Structured Capital Fund, a primary investment that closed in December 2020, is a structured equity strategy on one of the premier health care-focused private equity platforms in the United States. In 2023, the Fund had its second liquidity event with the redemption of the senior preferred equity of IVX Health. The Fund still maintains a small position in the company. The Fund also made two new investments in October 2023 and November 2023, both in veterinary platforms. The Fund continues to accrue value given the contractual nature of the underlying structured investments and the appreciation of certain junior equity holdings.

Company name	Strategy	Relevant information
Avalign Technologies	Value-add contract manufacturing organization and distributor serving the orthopedic medical device and specialty surgical markets
• Announced the acquisition and addition of Slice Manufacturing Studios (SMS) in February 2021.
• SMS expands the already considerable capabilities in both implant and instrument manufacturing within Avalign, positioning the company with comprehensive, best-in-class services and performance.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
1

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Collagen Matrix (aka Regenity Biosciences)	Developer and manufacturer of collagen-based medical products
• In October 2022, acquired Polyganics, a medical technology company that develops and manufactures bioresorbable medical devices. The acquisition expands the company’s portfolio of solutions and unlocks new markets.
• Rebranded to Regenity Biosciences.

IVX Health	Operator of ambulatory infusion centers	• Continues to open new infusion centers. • Achieved national accreditation through the Accreditation Commission for Health Care (ACHC) for the services of Ambulatory Infusion Centers.
Pinnacle Treatment Centers	Substance abuse treatment services	• Pinnacle continues to expand their treatment center locations. • With 140 community-based locations, serves more than 35,000 patients across nine states.
ProPharma Group	Provider of medical information, regulatory affairs, and compliance consulting services
• Introduced ClinCHAT, a co-developed AI-powered chatbot, in September 2023.
• Announced the acquisition of Clinres Farmacija, a Croatia-based CRO in late 2023.
• In April 2024 announced changes to its executive leadership including the appointment of Kirk Wroblewski as Chief Information Officer (CIO), Andrew Shaw as General Counsel, and the promotion of Zosya Popik to Chief Marketing Officer (CMO).

ILC Dover	Provider of engineered solutions to the pharmaceutical and other industries
• Announced a new product in ILC Dover’s powder handling portfolio for contained powder handling and transfer.
• In March 2024 announced the acquisition of the company by Ingersoll Rand Inc. (NYSE: IR).

GCX Corporation	Provider of medical instrument and IT mounting solutions for the health care industry
• Audax Private Equity and GCX Mounting Solutions announced on September 20, 2021, the formation of a strategic partnership under which Audax acquired a majority stake in GCX.
• In December 2022, GCX announced the acquisition of Jaco, which strengthens GCX’s broad portfolio of products and adds new commercial and manufacturing competencies.

Penn Foster	Platform of education and training services for middle-skill occupations
• In April 2023, the company rebranded as Penn Foster Group, which brings Penn Foster, CareerStep, Ashworth College, James Madison High School, EHR Go, ALCS.com, the New York Institute of Photography, the New York Institute of Art and Design, and other education and training platforms together to empower the future workforce.
• In February 2024 Kermit Cook was appointed as Chief Executive Officer. Mr. Cook previously served as COO of Cengage Group.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
2

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
FinThrive Software Holdings, Inc.	Provider of end-to-end health care revenue cycle management SaaS solutions
• Backed by Clearlake Capital.
• A new Chief Growth Officer and Chief Technology Officer were announced in April 2023.
• Moved the location of its corporate headquarters from Georgia to Texas in late 2023.

Public Partnerships	Provider of infrastructure and support solutions for Medicaid-eligible individuals who self-direct their home care and employ their own caregivers	• The company is currently in 20 states serving 115,000 self-directing program participants.
Aspirion Health Resources	Tech-enabled revenue cycle management (RCM) company that specializes in complex claims and revenue integrity
• Acquired FIRM Revenue Cycle Management Services, Inc. in May 2023.
• Appointed Tammi Smith as Chief Transformation Officer in June 2023.
• Appointed Ryan Solomon as Chief Financial Officer in October 2023.
• In April 2024 appointed Tina Eller to newly created Chief Experience
Officer role.

Lab Logistics (aka BioTouch)	Health care supply chain management company offering last-mile courier and logistics services, custom kitting procurement, and assembly solutions
• Backed by Atlantic Street Capital.
• Management continues to focus on the integration of the recent acquisitions, including the Allied Group, and capitalizing on cross-sell opportunities across its different business lines.
• Now a BioTouch company; by partnering with BioTouch, the company is able to manage clients’ health care logistics services in one place.

VetEvolve	Veterinary platform across five states, predominately in Virgina, Maryland, and Tennessee	• Backed by Varsity Healthcare Partners. • Currently operates across 32 sites with 126 veterinarians.
Blue River PetCare	A national veterinary platform across 35 states	• Backed by Partners Group. • Currently operates across 150+ hospitals with over 500 veterinarians.

Buhuo Fund I, which closed in March 2021, is a primary commitment with a Chinese venture capital firm that focuses on investments within the supply-chain industry. Buhuo Fund I is fully committed to eight companies. As of today, two of its investments have been successfully listed, including one with partial exit through listed shares sales. Overall, Buhuo’s portfolio remains intact despite challenges such as public market volatility and geopolitical tensions.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
3

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Guoquan Shihui	Chinese hot pot and barbecue food materials stores
• Founded in early 2017, the company runs over 10,000 stores across China.
• Completed Series D+ financing in late 2021, bringing the company’s latest valuation to $2 billion.
• Successfully listed on the Hong Kong Stock Exchange in November 2023.

Zhongneng United	Engineering machinery leasing platform
• Completed its Series C2 and C3 rounds of financing raising a total of more than CNY3 billion ($461 million).
• Strategic cooperation with well-known equipment manufacturers at home and abroad (JLG in the United States, Haulotte in France, Xingbang Heavy Industry, XCMG), with a fleet of more than 30,000 units and a total equipment volume that ranks in the forefront of China.

GigaCloud Technology	B2B e-commerce solutions provider for large parcel merchandise
• Partnered with and received official endorsement from China's largest retail center, Red Star Macalline. Also partnered with Amazon, Walmart, Wayfair and eBay.
• Its largest market is in the United States, followed by Germany and Japan.
• Successfully listed on the Nasdaq in August 2022.
• Completed the acquisition of Noble House Home Furnishings (a B2B distributor of indoor and outdoor home furnishings) and Wondersign (a cloud-based interactive digital signage and e-catalog management SaaS company) in November 2023.
• Partially exited its listed shares in Q1-2024.

Carzone	B2B auto parts supplier	• Raised nearly $200 million of Series D venture funding in September 2021. Funding was mainly used for national market expansion and aftermarket service improvement.
Zhujiao/Pork Rice	Fast food restaurant chain	• Raised CNY150 million of Series A venture funding in August 2021. • Runs 515 stores as of September 2023, up from 388 stores as of December 2022.
Wanqian	Supplier of fasteners for manufacturers	• The biggest self-operated fastener company in China, currently serving more than 100,000 customers with over 100 million SKUs.
Haitunjia	Membership-based ecommerce company	• Its membership e-commerce business has been shut down. The Fund has written off this investment.
Zhongmo	Provider and operator of smart protective equipment
• Has businesses across 19 provinces and 50+ cities in China, having serviced more than 1,000 commercial buildings, and has an asset base of more than CNY1 billion.
• Currently in the preparation process of OTC market filing.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
4

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Graphite VII/VIII, a secondary investment that closed in July 2021, was purchased at a significant discount to December 31, 2020 NAV and had a mature and diversified private equity portfolio of 13 UK-based portfolio companies. The projected base- case return remains compelling given the attractive entry price and potential for near-term liquidity. Six successful exits since our investment have significantly de-risked the transaction and further enhanced the expected risk-return, with the most recent exit in Compass Community completed in 2Q 2024 at 3.7x fund MOIC. The investment should benefit from the further upside of the remaining seven portfolio investments.

Ministry Brands – Reverence Capital Partners Co-investment closed in December 2021. Reverence Capital Partners, a private investment firm focused on thematic investing in middle-market financial services businesses, has acquired a majority stake in Ministry Brands. Ministry Brands is a leading provider of cloud-based software, payments solutions, services, and information platforms for faith-based organizations. Evolving from a point solution provider in 2012, Ministry Brands today is an end-to-end ecosystem of leading integrated solutions serving more than 90,000 organizations in the United States and Canada, with 42,000 websites built for clients. The company offers a wide range of software solutions including church management, online giving, financial accounting, digital engagement, and background screenings. On November 1st the company named Chris Bacon as the new Chief Executive Officer. The investment is held slightly above cost.

Brevet Direct Lending – Short Duration Fund is a primary investment that closed in April 2023. The Fund is a direct lending strategy that focuses on short duration, senior-secured asset-based financing solutions for non-sponsored middle market companies with growth that is catalyzed by government programs. The Fund seeks to directly originate, underwrite and structure all of its loans. The Fund aims to have a diversified portfolio, with high-volume and small balance transactions across industries, sectors and geographies, and tech-enabled processes which provide high barriers to entry. The Fund generally has an average projected collateral liquidity duration of 18 months or less at the time of underwriting. The Fund’s open-end structure provides visibility into the portfolio and aids in reducing blind pool risk for the strategy.

Spotter – CoVenture Management Co-investment closed in July 2023. CoVenture Management, a private investment firm focused on specialty asset-based finance investments, has provided a credit facility to Spotter collateralized by a large portfolio of YouTube videos. Spotter is a Los Angeles-based technology and finance platform that provides solutions for digital content creators on YouTube. The company offers content creators the ability to license their existing videos to accelerate growth, targeting creators that typically have subscriber bases between 50,000 to 75 million or more, who have regularly uploaded new content for at least 12 months, and who generally have a minimum of five million monthly views. Spotter looks to partner with creators across sectors including travel, gaming and health & fitness.

Fund holdings/commitments (quarter ended March 31, 2024)

Investment	Sector	Sub-strategy	Industry focus	Geography focus	Strategy type	Number of investments	Closing date	Total commitment
Graphite VII/Graphite VIII	Private equity	Mid buyout	Generalist	Europe	Secondary	13	7/19/2021	$4.8m
Buhuo Fund I	Private equity	Venture capital	Generalist	Asia-Pacific	Primary	8	3/8/2021	$6.5m
Linden Structured Capital Fund	Private equity	Structured equity	Health care	North America	Primary	14	12/17/2020	$6.5m
HIG Bayside Loan Opportunity Fund VI	Private credit	Distressed	Generalist	North America	Primary	55	12/9/2020	$4.0m
Basalt Infrastructure Partners II	Real assets	Infrastructure	Power, transportation, utilities, communications	North America, Europe	Secondary	9	11/18/2020	$6.2m
Ministry Brands	Private equity	Buyout	Financials	North America	Co- investment	1	12/24/2021	$1.0m
Brevet Direct Lending – Short Duration Fund	Private credit	Direct lending	Government finance	Global	Primary	567	4/25/2023	$2.0m
Spotter	Private credit	Opportunistic	IP Specialty finance	North America	Co- investment	1	7/21/2023	$1.0m

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024. Holdings are as of the date

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
5

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

indicated and subject to change.

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024.

Outlook

Despite the shortfall in U.S. economic growth in the first quarter, the U.S. economy remains buoyed by a healthy labor market and strong personal consumption and we believe a near-term recession is unlikely. Our better than “soft landing” outlook aligns with current market sentiment. While we continue to see a growing risk to the U.S. consumer, household debt ratios remain at manageable levels relative to history, which has been supportive of personal consumption. We believe that household debt is likely to remain tolerable as most homeowners continue to benefit from low mortgage rates due to the refinancing wave during a period of ultra-low interest rates, given that mortgage payments typically represent one of the largest portions of household debt. With respect to Europe, the eurozone’s GDP increased by 0.3% quarter-over-quarter for Q1 2024, which was more than expected and a positive sign given Q4 2023 GDP growth was revised to negative 0.1%.

From a bottom-up perspective, we are seeing compelling private markets opportunities through the first quarter of 2024, as many segments of the private markets continue to reset from their recent peaks in 2021 and 1H 2022. Our ability to remain flexible across private equity, private credit and private real assets continues to help us optimize the portfolio from a risk- return standpoint as well as a diversification standpoint.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
6

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Investment team
Investment manager:
Wilshire
•	Marc Friedberg, CFA, Managing Director
•	Mark Perry, Managing Director
•	William van Eesteren, Managing Director

Important Information

Investing involves risk, including the possible loss of entire principal. Past performance is not indicative of future results. There is no guarantee that investment objectives will be achieved. Diversification neither guarantees a gain nor protects against a loss. Nothing presented should be construed as a recommendation to purchase or sell any security or follow any investment technique or strategy. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. Only a prospectus for Wilshire Private Assets Fund can make such an offer.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus which may be obtained by calling 855 520-7711. Investors should read the prospectus carefully before investing.

Effective the close of business on April 30, 2024, the Delaware Wilshire Private Markets Fund appointed Wilshire Advisors LLC, which previously acted as the Funds’ Sub-Advisor, as the Investment Advisor. The Delaware Wilshire Private Markets Fund is now the Wilshire Private Assets Fund.

Investment in the Fund may be made only by entities or natural persons that are “accredited investors” within the meaning of Regulation D under the 1933 Securities Act. The form of investment structure for this product is commonly known as a “master feeder” structure. Both the Wilshire Private Assets Fund (the “WPA Fund”) and the Wilshire Private Assets Tender Fund (the “Tender Offer Fund,” and together with the WPA Fund, the “Feeder Funds”) invest substantially all of their assets in the Wilshire Private Assets Master Fund (the “Master Fund.”) The Master Fund and each Feeder Fund (each, a “Fund” and together, the “Funds”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund.

Net asset value (NAV) is calculated by subtracting total liabilities from total assets, then dividing by the number of shares outstanding.

Certain risk factors below discuss the risks of investing in private markets investment funds (“Private Markets Investment Funds”). The Master Fund’s investments generally will consist of investments in Private Markets Investment Funds. Accordingly, the Master Fund will be exposed to such risks directly through its investments in Private Markets Investment Funds. The Feeder Funds will be exposed to such risk indirectly through their investment in the Master Fund. Investments held in Private Markets Investment Funds may have liquidity constraints, and may not be suitable for all investors. The possibility that securities cannot be readily sold at approximately the price at which a portfolio has valued them may limit the Master Fund‘s ability to dispose of securities at a desirable time or price.

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth in the Fund’s offering documents.

Please Note: Only Shares of the WPA Fund are available for purchase by investors.

In addition to accepting monthly subscriptions directly from investors, the WPA Fund may accept initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries (a business of Nasdaq, Inc.) and its registered broker dealer SMTX, LLC (together, “Nasdaq Fund Secondaries” or “NFS”), as discussed below.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require a Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Shares of the Master Fund and Tender Offer Fund may not be traded on any secondary market. Shares of the WPA Fund may only be traded through the Nasdaq Fund Secondaries (a business of Nasdaq Inc.) and its registered broker dealer SMTX, LLC (together “Nasdaq Fund Secondaries” or “NFS”) as discussed in the prospectus.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
7

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Investors must have the financial ability, sophistication/experience, and willingness to bear the risks of an investment in Private Markets Investment Funds. Such securities may be available only to qualified, sophisticated investors, may have liquidity constraints, and may bear the risk of investment in private markets securities.

Private Markets Investment Funds may entail a high degree of risk and investment results may vary substantially on a monthly, quarterly or annual basis. Among many risk factors, some are particularly notable. These may include, without limitation, the general economic environment, the health of the housing market, employment levels, the availability of financing, the quality of servicing the assets backing the securities, the seniority and credit enhancement levels for structured securities, government actions or initiatives and the impact of legal and regulatory developments. Additionally, Private Markets Investment Funds may represent speculative investments and an investor could lose all or a substantial portion of their investment.

Non-Diversification Risk. “Non-diversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Master Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. Wilshire (the “Sub-Adviser”) cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Master Fund.

Nature of the Fund. The Master Fund may make investments in Private Markets Investment Funds, the managers of which may have relatively short track records and that may rely on a limited number of key personnel. The Master Fund may not have the opportunity to evaluate the economic, financial and other information that will be used by the managers of the Private Markets Investment Funds in their selection, structuring, monitoring, and disposition of assets.

Illiquidity of Investments. An investor’s participation in the WPA Fund requires a long-term commitment, with no certainty of return. The Master Fund is not expected to receive substantial amounts of income or to realize substantial gains over the near term. Each Feeder Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Auction Risk. There can be no guarantee that the Nasdaq Fund Secondaries (NFS) auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the NFS auction process is operationally functional, investors may be unable to execute sell orders at the price they desire or at any price at all. It is likely that the clearing price at auction may be less than the WPA Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Natural Disaster/Epidemic Risk. The disruptions caused by natural disasters, pandemics, or similar events could prevent the Master Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Master Fund’s ability to achieve its investment objective and the value of the Master Fund’s investments.

The FT Wilshire 5000 Index℠ measures the performance of all US equity securities with readily available price data. Approximately 3,500 capitalization weighted security returns are used to adjust the index.

Gross domestic product (GDP) is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Charts shown throughout are for illustrative purposes only and not meant to predict actual results. Chart is for illustrative purposes and not representative of the performance of any specific investment.

Nasdaq, the Nasdaq logo, and NFS are either registered trademarks or trademarks of Nasdaq, Inc. and/or its affiliates in the United States and/or other countries.
Each Feeder Fund’s principal office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its telephone number is 855 520-7711.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
8

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Wilshire Advisors LLC is located at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401. Wilshire has been advising clients on private equity strategies since 1984 and has been investing discretionary capital since 1997. See the Wilshire Private Assets Fund prospectus for details. The Wilshire Private Assets Fund is offered by prospectus only.

Wilshire Private Assets Fund is distributed by SEI Investments Distribution Co, One Freedom Valley Dr, Oaks, PA 19456, which is not affiliated with Wilshire or any of its affiliates.

All third-party marks cited are the property of their respective owners.

M-537529 E0724

Definition of Comparative Index
The FT Wilshire 5000 IndexSM is a broad-based market capitalization-weighted index that seeks to capture 100% of the United States investible market.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
9

Wilshire Private Assets Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Wilshire Private Assets Fund versus the FT Wilshire 5000 IndexSM.

	One Year Return	Three Year Return	Annualized Return since Inception*
Wilshire Private Assets Fund	10.14%	13.04%	13.09%
FT Wilshire 5000 IndexSM	29.27%	10.13%	13.14%

*For financial reporting purposes, the Wilshire Private Assets Fund commenced operations on October 28, 2020. For performance calculation purposes, the Wilshire Private Assets Fund’s inception date is November 18, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Wilshire Private Assets Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Wilshire Private Assets Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Wilshire Private Assets Fund will meet its stated objectives. The Wilshire Private Assets Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Wilshire Private Assets Fund distributions or the redemption of Wilshire Private Assets Fund shares.

See definition of comparative index on page 9.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
10

Wilshire Private Assets Fund
Schedule of Investments
March 31, 2024

Master Fund — 99.2%
Description	Geographic Region	Shares	Fair Value
Wilshire Private Assets Master Fund, Class Institutional	North America	2,811,125	$33,619,225
Total Master Fund (Cost — $29,613,626)			33,619,225
Short Term Investment — 0.5%
Description	Geographic Region	Shares	Fair Value

First American Government Obligations Fund, Class X 5.230%**	North America	155,953	155,953
Total Short Term Investment (Cost — $155,953)			155,953
Total Investments — 99.7% (Cost — $29,769,579)			$33,775,178
Other Assets and Liabilities, Net — 0.3%			91,954
Net Assets — 100.0%			$33,867,132

**	The rate reported is the 7-day effective yield as of March 31, 2024.

The following is a summary of the inputs used as of March 31, 2024 when valuing the Fund's investments:
Investments in Securities	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Master Fund	$—	$—	$—	$33,619,225	$33,619,225
Short Term Investment	155,953	—	—	—	155,953
Total Investments in Securities	$155,953	$—	$—	$33,619,225	$33,775,178

For information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
11

Wilshire Private Assets Fund
Statement of Assets and Liabilities
March 31, 2024

x
Assets:
Investments in Master Fund, at Value (Cost $29,613,626)	$33,619,225
Investments, at Value (Cost $155,953)	155,953
Due from Adviser	171,702
Dividend Receivable	850
Prepaid Expenses	4,514
Total Assets	33,952,244
Liabilities:
Audit Fees Payable	19,750
Transfer Agent Fees Payable	13,930
Legal Fees Payable	12,579
Trustees’ Fees Payable	6,984
Due to Administrator	2,548
Other Accrued Expenses	29,321
Total Liabilities	85,112
Net Assets	$33,867,132
Net Assets Consist of:
Paid-in Capital	$28,987,516
Total Distributable Earnings	4,879,616
Net Assets	$33,867,132

Institutional Class Shares:
Net Assets	$33,867,132
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,577,686
Net Asset Value and Offering Price Per Share	$13.14

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
12

Wilshire Private Assets Fund
Statement of Operations
Year Ended March 31, 2024

Net Investment Income (Loss) Allocated from Master Fund:
Dividend Income	$339,560
Expenses	(1,037,105)
Net Investment Income (Loss) Allocated from the Master Fund	(697,545)

Investment Income from the Fund:
Dividend Income	9,393
Total Investment Income From the Fund	9,393
Fund Expenses:
Administration Fees	30,082
Trustees’ Fees	27,330
Legal Fees	151,120
Transfer Agent Fees	83,409
Registration Fees	43,074
Audit Fees	27,973
Printing Fees	17,211
Custodian Fees	5,000
Pricing Fees	1,017
Insurance and Other Expenses	78,913

Total Expenses	465,129
Less:
Reimbursement of other operating expenses	(703,256)
Net Expenses	(238,127)

Net Investment Loss	(450,025)
Net Realized Gain Allocated from Master Fund	256,663
Net Change in Unrealized Appreciation on Investments Allocated from Master Fund	3,288,982
Net Realized and Unrealized Gain	3,545,645
Net Increase in Net Assets Resulting from Operations	$3,095,620

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
13

Wilshire Private Assets Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income (Loss)*	$(450,025)	$1,162,229
Net Realized Gain	256,663	917,219
Net Change in Unrealized Appreciation (Depreciation)	3,288,982	(906,933)
Net Increase in Net Assets Resulting from Operations	3,095,620	1,172,515
Distributions:	—	(2,384,226)
Capital Shares Transactions:
Institutional Class Shares:
Issued	1,500,000	75,000
Reinvestment of Distributions	—	2,355,246
Redeemed	(585,757)	—
Net Increase in Net Assets from Share Transactions	914,243	2,430,246
Total Increase in Net Assets	4,009,863	1,218,535
Net Assets:
Beginning of Year	29,857,269	28,638,734
End of Year	$33,867,132	$29,857,269
Share Transactions:
Institutional Class Shares:
Issued	122,051	6,042
Reinvestment of Distributions	—	202,864
Redeemed	(46,386)	—
Net Increase in Shares Outstanding from Share Transactions	75,665	208,906

*	Net Investment Income (Loss) includes amounts allocated from the Master Fund.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
14

Wilshire Private Assets Fund
Statement of Cash Flows
Year Ended March 31, 2024

Cash Flows Used in Operating Activities:
Net increase in net assets derived from investment operations	$3,095,620
Adjustments to reconcile net investment loss to net cash used in operating activities:
Purchases of investment securities from Master Fund	(2,378,606)
Proceeds from disposition of investment securities from Master Fund	1,278,612
Purchases of investment securities from short term investments	(717,157)
Proceeds from disposition of investment securities from short term investments	941,152
Allocations from Master Fund	(2,848,100)
Decrease in receivable for dividends	498
Decrease in receivable for prepaid expenses	17,320
Increase in reimbursement due from investment adviser	(171,702)
Decrease in due to adviser	(77,878)
Decrease in payable for trustee fees	(1,014)
Decrease in payable for legal fees	(45,578)
Decrease in payable for audit fees	(8,000)
Increase in payable for transfer agent fees	211
Increase in accrued expenses and other liabilities	379
Net cash flow used in operating activities	(914,243)

Cash Flows Received From Financing Activities:
Payments from shares redeemed	(585,757)
Proceeds from shares sold	1,500,000
Net cash flow received from financing activities	914,243
Net increase in cash	—

Cash and Foreign Currency:
Beginning of year	—
End of year	$—

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	$—

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
15

Wilshire Private Assets Fund
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout
the Year/Period

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Institutional Class:
Net Asset Value, Beginning of Year/Period	$11.93	$12.49	$11.50	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss) ‡ (2)	(0.18)	0.49	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	1.39	(0.01)	1.66	1.61
Total from Operations	1.21	0.48	1.58	1.50
Dividends and Distributions from:
Net Investment Income	—	(0.63)	(0.59)	—
Net Realized Gain	—	(0.41)	—	—
Total Dividends and Distributions	—	(1.04)	(0.59)	—
Net Asset Value, End of Year/Period	$13.14	$11.93	$12.49	$11.50
Total Return†	10.14%	4.05%	13.89%	15.00%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$33,867	$29,857	$28,639	$21,091
Ratio of Expenses to Average Net Assets‡	2.58%	2.68%	2.59%	2.50	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers)‡	4.86%	4.68%	7.45%	14.13	%*
Ratio of Net Investment Income (Loss) to Average Net Assets‡	(1.46)%	4.07%	(0.70)%	(2.50	)%*

*	Annualized.
†	Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Includes income and expenses allocated from the Master Fund.
(1)	The Fund commenced operations on October 28, 2020.
(2)	Per share data calculated using average shares.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
16

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024
1. Organization
Wilshire Private Assets Fund (formerly, Delaware Wilshire Private Markets Fund) (the “Auction Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Auction Fund commenced operations on October 28, 2020.
The Auction Fund and the Wilshire Private Assets Tender Fund (formerly, Delaware Wilshire Private Markets Tender Fund) (the “Tender Offer Fund”) together are “Feeder Funds”.
The Feeder Funds invest substantially all of their assets in the Wilshire Private Assets Master Fund (formerly, Delaware Wilshire Private Markets Master Fund) (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust also registered under the 1940 Act as a non-diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”).  Reference to each Feeder Fund's investments also refer to the Master Fund's investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Auction Fund’s financial statements.
As of March 31, 2024, the Auction Fund has a 99.87% ownership interest in the Master Fund.
On January 31, 2024, the Board of Trustees (the “Board”) of each of the Feeder Funds and the Master Fund unanimously approved a new investment advisory agreement (the “Agreement”) between Wilshire Advisors LLC (“Wilshire”) and each of the Funds. Wilshire currently serves as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between Wilshire and Delaware Management Company, a series of Macquarie Investment Management Business Trust (in its capacity as such, the “Adviser”), on behalf of the Funds.
Pursuant to a transaction (the “Transaction”) between Wilshire and the Adviser, and assuming shareholder approval of the Agreement, the Adviser will resign as the Funds' investment adviser, and Wilshire will become the Funds' new investment adviser pursuant to the Agreement. Under applicable law, the Funds' shareholders must approve the Agreement by a majority vote (as defined in the Investment Company Act of 1940, as amended) at a special meeting of the shareholders of the Funds scheduled for April 30, 2024. Proxy materials have been sent to the Funds' shareholders as of the January 26, 2024 record date, which contain more information about the shareholder meeting and the proposal to approve the Agreement.
The closing date of the Transaction was originally set for February 29, 2024, but has been delayed until the end of April 2024. If the Agreement is approved by shareholders and the conditions to closing of the Transaction are met, including, unless waived, the full repurchase of shares of the Funds held by an affiliate of the Adviser, the Adviser will resign as investment adviser to the Funds effective immediately after the close of business on April 30, 2024, and Wilshire will become investment adviser to the Funds effective immediately after the Adviser's resignation.
2. Significant Accounting Policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Auction Fund. The Auction Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Net Asset Value Determination
The Net Asset Value (“NAV”) of the Auction Fund is determined as of the close of business on the last business day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Auction Fund’s investments are valued as of the relevant Determination Date. The NAV of the Auction Fund will equal, unless otherwise noted, the value of the total assets of the Auction Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.
Investment in the Master Fund
The Auction Fund's investment in the Master Fund is valued at an amount equal to the net asset value of the investment without discount or premium, which approximates fair value. Income, expense, net realized gain (loss) and net unrealized appreciation (depreciation) of the Master Fund, are allocated each month to the Auction Fund based on its pro-rata ownership of the Master Fund. The more relevant disclosure regarding fair value measurements impacting the Auction Fund is related to the Master Fund's

See attached financial statements of Wilshire Private Assets Master Fund.
17

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

investment portfolio. Such disclosure can be found in the Notes to the Master Fund's attached financial statements.
Valuation of Investments
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.
There is not a public market or active secondary market for many of the securities in which the Master Fund intends to invest. Rather, many of the Master Fund’s investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Master Fund will value these securities at fair value as determined in good faith by the Fair Value Committee in accordance with the valuation procedures that have been approved by the Board.
Because each Feeder Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Feeder Fund depends on the value of its pro rata interest in the Master Fund investments. Wilshire Advisors LLC (the “Sub- Adviser”) oversees the valuation of each Fund’s investments on behalf of each Fund.
The Sub-Adviser will invest the Master Fund's assets primarily in a diverse portfolio of investments, including interests in private markets funds acquired in primary offerings (“Primary Fund Investments”), interests in private markets funds acquired in secondary transactions (“Secondary Fund Investments”, and together with Primary Fund Investments, the “Private Markets Investment Funds”), and direct co-investments (“Direct Co-Investments,” and together with the Private Markets Investment Funds, “Portfolio Investments”).
The Valuation Procedures provide that the Master Fund will value its investments in private markets investment funds and direct private equity investments at fair value. The Master Fund calculates its NAV as of the close of business on the last business day of each calendar month, each date that Shares are sold or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The fair value of such investments as of each Determination Date, ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant private markets investment fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the private markets investment fund manager’s valuations and the relevant Determination Date.
A meaningful input in the Master Fund's Valuation Procedures will be the valuations provided by the private markets investment fund managers. Specifically, the value of the Master Fund's investment in private markets investment funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Sub-Adviser by the private markets investment fund in accordance with the private markets investment fund's own valuation policies. Generally, private markets investment fund managers value investments of their private markets investment funds at their market price if market quotations are readily available. In the absence of observable market prices, private markets investment fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by private markets investment fund managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Auction Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, and adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.);
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of March 31, 2024, the Auction Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a

See attached financial statements of Wilshire Private Assets Master Fund.
18

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) (“ASU 2015-07”). The fair value amount presented in the table in the Schedule of Investments is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investments in money market funds are valued at the money market fund’s net asset value.
For the year ended March 31, 2024, there were no changes to the Fund's fair value methodologies.
Security Transactions and Investment Income
Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method.
Dividend income is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the identified cost basis.
The Fund records its proportionate shares of Master’s income, realized and unrealized.
Expenses
Each Feeder Fund, and, therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.
Income Taxes
Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.
Cash and Cash Equivalents
Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.
3. Agreements
Investment Advisory Agreement
The Adviser serves as investment adviser of each Fund.
In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), computed and payable monthly, at the annual rate of 1.25% of the Master Fund’s net asset value. For purposes of determining the fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. The Adviser does not charge a Management Fee to the Feeder Funds.
Each Feeder Fund, and, therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the Private Markets Investment Funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund's continuous offering of Shares. Each Feeder Fund, by investing in the Private Markets Investment Funds through the Master Fund, indirectly bears its pro rata share of the expenses incurred in the business of the Private Markets Investment Funds. The Private Markets Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 15% to 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback.  A carried interest allocation is a share of a Private Markets Investment Fund's returns paid to its manager.  A preferred return is a minimum rate of return that a Private Markets Investment Fund manager must achieve before it is entitled to a carried interest allocation.  A clawback is a mechanism by which a carried interest allocation previously paid

See attached financial statements of Wilshire Private Assets Master Fund.
19

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

to a Private Markets Investment Fund manager may be returned to the Private Markets Investment Fund.
The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep the Fund Operating Expenses incurred by the Auction Fund from exceeding 2.50% of the Auction Fund’s average daily net assets until August 1, 2024. “Fund Operating Expenses” are defined to include all expenses incurred in the business of the Auction Fund, either directly or indirectly through its investment in the Master Fund, provided that the following expenses (“Excluded Expenses”) are excluded from the definition of Fund Operating Expenses. As of March 31, 2024, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $1,241,602, $573,216 and $703,256, expiring in 2025, 2026 and 2027, respectively.
The following expenses are excluded from the definition of Fund Operating Expenses:
The Auction Fund’s proportional share of any acquired fund fees and expenses incurred by the Master Fund, short sale dividend and interest expenses, and any other interest expenses, incurred by the Master Fund in connection with its investment activities, fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund, taxes paid by the Master Fund, certain insurance costs incurred by the Master Fund, transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Master Fund’s Portfolio Investments (as defined in the Fund’s registration statement) and other investments, non-routine expenses or costs incurred by the Master Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations, and other expenditures which are capitalized in accordance with generally accepted accounting principles.
Excluded Expenses also consist of any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), Nasdaq Private Market expenses, any acquired fund fees and expenses, short sale dividend and interest expenses, and any other interest expenses incurred by the Auction Fund in connection with its investment activities, fees and expenses incurred in connection with a credit facility, if any, obtained by the Auction Fund, taxes, certain insurance costs, transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Auction Fund’s portfolio investments and other investments, non-routine expenses or costs incurred by the Auction Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations and other expenditures which are capitalized in accordance with generally accepted accounting principles.
In addition, the Adviser may receive from the Auction Fund the difference between the Fund Operating Expenses (not including Excluded Expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Fund Operating Expenses (not including Excluded Expenses) are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. This agreement will continue in effect from year to year for successive one-year periods after the Initial Term End Date and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Auction Fund, effective as of the close of business on the Initial Term End Date or the last day of the then-current one-year period.
The Sub-Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser and will be responsible for the day-to-day management of each Fund’s assets. The Sub-Adviser will provide ongoing research, recommendations, and portfolio management regarding each Fund’s investment portfolio.
In consideration of its sub-advisory services, the Adviser pays the Sub-Adviser 40% of the advisory fee paid to the Adviser by the Master Fund. After the initial two-year term, the Sub-Advisory Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees who are not parties thereto or interested persons of any such party, cast at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Sub-Advisory Agreement, and is terminable without penalty on 60 days’ notice by the Adviser or by the Sub-Adviser.
Administrator, Custodian and Transfer Agent
SEI Investments Global Funds Services (the “Administrator”) serves as the Auction Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee based on the Auction Fund’s assets under management, subject to a minimum annual fee.
US Bank N.A. (the “Custodian”) serves as the Auction Fund’s Custodian pursuant to a custody agreement.
DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as the Auction Fund’s Transfer Agent pursuant to a transfer agency agreement.
SEI Investments Distribution Co. (the “Distributor”) acts as the Distributor of the Auction Fund.
4. Purchase, Exchange and Repurchase of Shares
Shares of the Auction Fund are available for purchase by prospective investors.  In addition to accepting monthly subscriptions directly from investors for Shares at their NAV calculated as of the last business day of the month, the Auction Fund may accept

See attached financial statements of Wilshire Private Assets Master Fund.
20

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries (a business of Nasdaq, Inc.) and its registered broker dealer SMTX, LLC (together, “Nasdaq Fund Secondaries” or “NFS”), as discussed below.
In addition, if determined by the Board in its sole discretion,  Auction Fund Shareholders may participate in a process to (a) exchange their Auction Fund Shares for Tender Offer Fund Shares (an “Exchange”) and (b) tender their Tender Offer Fund Shares to the Tender Offer Fund in connection with the repurchase offer, if the tender offer is approved by the Board of Trustees of the Tender Offer Fund (together with the Board of Trustees of the Auction Fund and the Board of Trustees of the Master Fund, the “Board”).  The Adviser and Sub-Adviser may recommend that the Board approve repurchases of Tender Offer Fund Shares more frequently than annually.  Further, the Adviser and Sub-Adviser currently expect that, generally, they will recommend to the Board that each repurchase offer should apply to no more than 5% of the net assets of the Master Fund, although the Adviser and Sub-Adviser may recommend that a greater amount be repurchased at their discretion.
An auction will be held for any particular month only if there is sufficient investor demand to support the auction.  Auction Fund Shares may be purchased or sold only at their most recently calculated NAV or at a discount, and not a premium, to their most recently calculated NAV during any particular monthly auction.
5. Indemnifications
In the normal course of business the Auction Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Auction Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Auction Fund. The Auction Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Auction Fund in connection with the Auction Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Auction Fund.
6. Federal Income Taxes
It is the Auction Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Auction Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Auction Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Auction Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Auction Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Auction Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Auction Fund has adopted September 30 as its tax year end.

If the Auction Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Auction Fund were ineligible to or otherwise were not to cure such failure, the Auction Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Auction Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under Subchapter M.

In accounting for income taxes, the Auction Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes”(“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2024 for federal income tax purposes or in, the Auction Fund’s major state and local tax jurisdiction of Delaware.

Management has analyzed the Auction Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (September 30, 2021 to September 30, 2022) or expected to be taken in the Auction Fund's September 30, 2023 tax returns.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.  The Tax basis components of distributable earnings may differ from the amount reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences primarily from deferred organizational costs and late year loss deferrals. As of September 30, 2023, a permanent difference of $307,822 has been reclassified from distributable earnings to paid in capital.  The amount is primarily related to expense waiver.

See attached financial statements of Wilshire Private Assets Master Fund.
21

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

Paid in Capital	Total Distributable Earnings (Accumulated Losses)
$307,822	$(307,822)

These reclassifications had no impact on the net assets or net values of the Auction Fund.

The estimated tax character of dividends and distributions paid during the tax year ended March 31, 2024 and 2023 were as follows:
	Ordinary Income	Long-term Capital Gain	Total
2024	$—	$—	$—
2023	1,453,067	931,159	2,384,226

The actual tax character of the distribution cannot be ascertained until after the Auction Fund's tax year end - September 30, 2024.
As of September 30, 2023, the components of Distributable Earnings on a tax basis were as follows:
CY Late-Year Loss Deferral	$(143,152)
Unrealized appreciation/(depreciation)	2,486,355
Other temporary differences	(129,014)
Total Distributable Earnings	$2,214,189

Late-year loss deferral represents ordinary losses from January 1, 2023 through September 30, 2023, that in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.
As of March 31, 2024, the tax cost and unrealized appreciation and depreciation of the investments held by the Fund, were as follows:
Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,746,805	$4,028,373	$—	$4,028,373

7. Risks
General Economic and Market Risk. Through its portfolio investments, the Master Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies.
Auction Risk. There can be no guarantee that the Nasdaq Private Market (NPM) auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the NPM auction process is operationally functional, Shareholders may be unable to sell their Auction Fund Shares at the price they desire or at any price at all. It is likely that Auction Fund Shares sold at auction will receive a price that is less than the Auction Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.
Non-Diversification Risk. The private markets investment funds in which the Master Fund may invest in a limited number of portfolio investments and, as a consequence, the aggregate return of the private markets investment funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment. Similarly, the Master Fund will invest in a limited number of portfolio investments and, as a consequence, the aggregate return of the Master Fund, and accordingly the Auction Fund, may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.
Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Master Fund’s investments may adversely affect such investments. Certain private markets investment funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent private markets investment funds or the Master Fund from making certain investments that they otherwise would make. Other regulations may require the private markets investment funds or the Master Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment.
Timing of Investment Risk. The Master Fund’s portfolio investments may consist of primary fund investments and secondary fund investments. Returns on primary fund investments may take longer to realize than returns on secondary fund investments. The Master Fund also may be able to purchase secondary fund investments at a discount, whereas investments in primary fund

See attached financial statements of Wilshire Private Assets Master Fund.
22

Wilshire Private Assets Fund
Notes to Financial Statements
March 31, 2024

investments generally are not available at a discount.
Accordingly, a Shareholder that invests in a Feeder Fund at a time when the Master Fund is invested in primary fund investments on which it has not yet begun to realize returns may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more heavily invested or investing in secondary fund investments. Further, Shareholders that invest in a Feeder Fund at a time when the Master Fund is selling portfolio investments to meet liquidity requirements may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more fully invested in portfolio investments.
A full listing of risks associated with investing in the Auction Fund is included in the Auction Fund’s prospectus and the statement of additional information.
Because the Auction Fund has substantially all of its capital invested in the Master fund, it is subject to the same risks as the Master Fund. Refer to Note 8 in the Master Fund's financial statements.
8. Concentration of Shareholders:
At March 31, 2024, 100% of Institutional Class Shares total shares outstanding were held by one record shareholder, owning 10% or greater of the aggregate total shares outstanding.
9. Subsequent Events
The Auction Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2024 except as follows:
In April 2024, the Board approved Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Master Fund and the Feeder Funds.

See attached financial statements of Wilshire Private Assets Master Fund.
23

Wilshire Private Assets Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Wilshire Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Private Assets Fund (formerly, Delaware Wilshire Private Markets Fund) (the “Fund”) as of March 31, 2024, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years or periods ended March 31, 2023, and prior, were audited by other auditors whose report dated May 30, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and transfer agent. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

24

Wilshire Private Assets Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Funds. There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund, or Wilshire Private Assets Master Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEES
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2020)[1]
Self-Employed  Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Funds, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments - Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2020)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2020)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1
Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Funds.

25

Wilshire Private Assets Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES (continued)
Jay C. Nadel (Born: 1958)	Trustee (since 2020)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2020)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011 to 2019.
Current Directorships: Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2020)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2020)
Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2020)	Fund Accounting Manager, SEI Investments, since 2000.	None.

26

Wilshire Private Assets Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)
Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust,  Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2020)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2020)	Account Manager, SEI Investments, since 2007.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2020) Anti-Money Laundering Officer (since 2020)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

27

Wilshire Private Assets Fund
Disclosure of Fund Expenses
March 31, 2024 (Unaudited)

As a shareholder of the Fund, your investment is affected by ongoing costs, which include (among others) costs for fund management, organization and offering costs, trustee expenses, administration fees, professional fees and acquired fund fees. It is important for you to understand the impact of these costs on your investment returns.
The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 to March 31, 2024) (unless otherwise noted below).
The table below illustrates your Fund’s costs in two ways:
Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios †	Expenses Paid During Period*
Wilshire Private Assets Fund
Actual Fund Return	$1,000.00	$1,086.80	3.81%	$19.88
Hypothetical 5% Return	$1,000.00	$1,005.95	3.81%	$19.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period shown).
† The annualized expense ratios include expenses allocated from the Master Fund during the six-month period.

28

Wilshire Private Assets Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved: (i) by a vote of a majority of the shareholders of Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund and Wilshire Private Assets Master Fund (each, a “Fund” and together, the “Funds”); and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of the Funds who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Pursuant to a transaction (“Transaction”) between Delaware Management Company, a series of Macquarie Investment Management Business Trust (“Macquarie”), the Funds’ former investment adviser, and Wilshire Advisors LLC (“Wilshire”), the Funds’ former investment sub-adviser, Macquarie resigned as the Funds’ investment adviser, and Wilshire became the Funds’ new investment adviser, following the termination of the prior investment advisory and sub-advisory agreements (the “Prior Advisory Agreements”) and following Board and shareholder approval of a new investment advisory agreement between the Funds and Wilshire (the “New Advisory Agreement”).
In anticipation of the Transaction, the Board of the Funds, including a majority of the Independent Trustees, approved the New Advisory Agreement on January 31, 2024 (the “Board Meeting”). The Board Meeting was held to decide whether to approve the New Advisory Agreement for an initial two-year term. The Board Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a fund’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.
In preparation for the Board Meeting, the Trustees requested that Wilshire and Macquarie furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees also took into account their prior findings and conclusions at the most recent annual renewal of the Prior Advisory Agreements at a meeting of the Board held on June 21-22, 2023 (the “June Board Meeting”). Prior to the Board Meeting, counsel to the Independent Trustees of the Funds reviewed the information provided and submitted a request for additional information to Wilshire, and information was provided in response to this request. The Independent Trustees met to review and discuss this information prior to the Board Meeting. The Trustees used this information, as well as other information that Macquarie, Wilshire and other service providers of the Funds presented or submitted to the Board at the Board Meeting and at the June Board Meeting, to help them decide whether to approve the New Advisory Agreement for an initial two-year term.
Specifically, the Board requested and received written materials from Wilshire, Macquarie and other service providers of the Funds, or took into account such information received at the June Board Meeting, regarding: (i) the nature, extent and quality of the services to be provided by Wilshire; (ii) Wilshire’s investment management personnel; (iii) Wilshire’s operations and financial condition; (iv) Wilshire’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to Wilshire and the Funds’ overall fees and operating expenses compared with peer groups of funds; (vi) Wilshire’s compliance program, including a description of any material compliance matters and any material compliance violations; (vii) Wilshire’s potential economies of scale with respect to the Funds; (viii) Wilshire’s policies on and compliance procedures for personal securities transactions; (ix) Wilshire’s investment experience; and (x) information about the Funds’ performance.
Representatives from Wilshire and Macquarie, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate Wilshire’s services, fee and other aspects of the New Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Macquarie.
At the Board Meeting, the Trustees, including a majority of the Independent Trustees, based on their evaluation of the information provided by Macquarie, Wilshire and other service providers of the Funds, approved the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board considered various factors that they determined were relevant, including the following factors.

Nature, Extent and Quality of Services to be Provided by Wilshire
In considering the nature, extent and quality of the services to be provided by Wilshire, the Board reviewed the portfolio management services to be provided by Wilshire to the Funds, including the quality and continuity of Wilshire’s portfolio management personnel, the resources of Wilshire, and Wilshire’s compliance history and compliance program, including with respect to new services to be performed by Wilshire to the Funds as its investment adviser as compared to being the Funds investment sub-adviser. The Trustees reviewed the terms of the proposed New Advisory Agreement and compared such terms to the Macquarie Advisory Agreement. The Trustees also reviewed Wilshire’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for Wilshire was available to the Board, as was the response of Wilshire to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Wilshire to the Funds.
The Trustees also considered other services to be provided to the Funds by Wilshire such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by Wilshire would be satisfactory.

29

Wilshire Private Assets Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

Investment Performance of the Funds and Wilshire
At the Board Meeting and at the June Board Meeting, the Board was provided with regular reports regarding the Funds’ performance over various time periods, including comparisons of the Funds’ performance to a broad-based index. Representatives from Macquarie and Wilshire provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory. Based on this information, and considering Wilshire was expected to manage the Funds’ portfolios as the Funds’ new investment adviser in materially the same way as it previously managed the Funds’ portfolios as their sub-adviser, the Board concluded, within the context of its full deliberations, that the investment results that Macquarie and Wilshire had been able to achieve for the Funds were sufficient to support approval of the New Advisory Agreement.

Costs of Advisory Services and Economies of Scale
In considering the advisory fee payable by the Funds to Wilshire, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to Wilshire. The Trustees noted the proposed advisory fee to be paid to Wilshire is identical to the advisory fee the Funds currently pay to Macquarie. The Trustees also took into account reports at the June Board Meeting, which were prepared by the Funds’ administrator, comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of funds as classified by Lipper, an independent provider of investment company data. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Wilshire. The Board also considered Wilshire’s commitment to managing the Funds and its willingness to enter into an expense limitation and fee waiver arrangement with the Funds.
Based on materials available to it at the Board Meeting and at the June Board Meeting, the Trustees reviewed the costs of services provided by and the profits realized by Wilshire from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to Wilshire and its affiliates. The Trustees considered how Wilshire’s profitability was affected by factors such as its organizational structure and methods for allocating expenses. The Trustees concluded that the profit margins of Wilshire with respect to the management of the Funds was not unreasonable. The Trustees discussed with representatives of Wilshire how Wilshire’s profitability may change as the sole investment adviser to the Funds.
The Trustees considered Wilshire’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders, taking into account the small asset size of the Funds currently. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by Wilshire with respect to economies of scale.

Approval of the New Advisory Agreement.
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including a majority of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, concluded that the terms of the New Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

30

Wilshire Private Assets Fund
Notice to Shareholders
March 31, 2024 (Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended March 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

(7) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending March 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

31

Wilshire Private Assets Fund
Additional Information (Unaudited)

On January 31, 2024, the Audit Committee of the Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the fiscal year ended March 31, 2024.

PwC’s report on the financial statements of the Wilshire Private Assets Fund (formerly the Delaware Wilshire Private Markets Fund) for the fiscal period ended March 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the two fiscal years ended March 31, 2023 and 2022 and the subsequent interim period through January 31, 2024, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Fund requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the statements. A copy of the letter from PwC to the SEC is filed as an Exhibit to this Form N-CSR.

On March 26, 2024, the Audit Committee of the Trust’s Board of Trustees approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm for the fiscal year ended year ended March 31, 2024.  For the two fiscal years ended March 31, 2023 and 2022 and the subsequent interim period through March 26, 2024, neither the Fund, nor anyone on its behalf, consulted with Cohen on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that Cohen concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

32

Wilshire Private Assets Fund
Supplemental Information (Unaudited)

Shareholder Voting and Proxy Results

A Special Meeting of Shareholders (the “Meeting”) of the Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Wilshire Private Assets Tender Fund (the “Funds”), was held on April 30, 2024 for the purpose to approve an investment management agreement appointing Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Funds (to be voted on by shareholders of each Fund). The proposal was approved with the following voting results:

FUND	OS Shares	Total Voted	% O/S
Wilshire Private Assets Fund	2,619,845	2,592,478	98.96%
Wilshire Private Assets Master Fund	2,849,293	2,845,638	99.87%
Wilshire Private Assets Tender Fund	8,613	8,613	100%

33

WILSHIRE PRIVATE ASSETS TENDER FUND
FINANCIAL STATEMENTS
MARCH 31, 2024
ANNUAL REPORT

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30th, will be available (i) without charge, upon request, by calling 1-855-520-7711; and (ii) on the SEC’s website at http://www.sec.gov.

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Market Review

The U.S. stock market, represented by the FT Wilshire 5000 Index℠, was up 9.95% for the first quarter and is up 29.27% for the past year. Most sectors were positive for the quarter. The strongest performing sectors were communication services (+14.3%) and energy (+13.0%). The weakest performing and only negative sector was real estate (-1.2%). From a size perspective, small-cap underperformed large-cap by 230 basis points and trailed for the 1-year period, as well. Growth stocks generally outperformed value during the first quarter while, specifically, large-cap growth stocks held a significant advantage over large-cap value stocks for the past 12 months. International equity market performance was positive for the first quarter, with developed outperforming emerging markets.

The U.S. Treasury yield curve was up across nearly the entire maturity spectrum during the quarter, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 4.20%, up 32 basis points from December. Credit spreads were down during the quarter with high yield bond spreads down -24 basis points, the lowest level in more than a year. The Federal Open Market Committee (FOMC) met twice during the quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%.

Within the Fund

For the first quarter of 2024, the Wilshire Private Asset Fund (Institutional Class shares) returned 4.48%. From inception (November 18, 2020) through March 31, 2024, the Fund posted a 13.09% annualized return and 47.62% cumulative return. We find that performance was largely driven by later-stage investments that are mostly committed and out of the J-curve.

The Fund is invested in the following investments. Below is our reasoning for entering these investments and our thoughts on performance to date. The level of detail provided may vary between investments due to agreements we have in place with the general partner.

Basalt Infrastructure Partners II, a secondary investment that closed in November 2020, was purchased at a discount to June 30, 2020 net asset value (NAV) and comprises what we believe to be an attractive portfolio of mid-market, value-add infrastructure assets. The Basalt portfolio is through its J-curve and entering the cash-yielding stage, potentially offering diversified value drivers, with limited downside risk expected from any individual asset. As of December 31, 2023, the Fund has invested $1.1 billion (approximately 87% of aggregate commitments) in nine investments. During the quarter, the Fund distributed EUR 4.2 million to limited partners. The portfolio has generated total distributions of $786 million since inception (65% of capital contributed).

HIG Bayside Loan Opportunity Fund VI, a primary investment that closed in December 2020, is a distressed-debt strategy that focuses on middle-market opportunities. The entire portfolio was created from April 2020 onward and has drawn down 75% of committed capital as of December 31, 2023. As of December 31, 2023, the Fund has made $1.8 billion in gross cumulative capital investments, inclusive of recycled capital across 87 positions. To date, the portfolio has fully realized 31 positions and has received $414 million in proceeds, with 13 positions exited in 2023.

Linden Structured Capital Fund, a primary investment that closed in December 2020, is a structured equity strategy on one of the premier health care-focused private equity platforms in the United States. In 2023, the Fund had its second liquidity event with the redemption of the senior preferred equity of IVX Health. The Fund still maintains a small position in the company. The Fund also made two new investments in October 2023 and November 2023, both in veterinary platforms. The Fund continues to accrue value given the contractual nature of the underlying structured investments and the appreciation of certain junior equity holdings.

Company name	Strategy	Relevant information
Avalign Technologies	Value-add contract manufacturing organization and distributor serving the orthopedic medical device and specialty surgical markets
• Announced the acquisition and addition of Slice Manufacturing Studios (SMS) in February 2021.
• SMS expands the already considerable capabilities in both implant and instrument manufacturing within Avalign, positioning the company with comprehensive, best-in-class services and performance.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
1

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Collagen Matrix (aka Regenity Biosciences)	Developer and manufacturer of collagen-based medical products
• In October 2022, acquired Polyganics, a medical technology company that develops and manufactures bioresorbable medical devices. The acquisition expands the company’s portfolio of solutions and unlocks new markets.
• Rebranded to Regenity Biosciences.

IVX Health	Operator of ambulatory infusion centers	• Continues to open new infusion centers. • Achieved national accreditation through the Accreditation Commission for Health Care (ACHC) for the services of Ambulatory Infusion Centers.
Pinnacle Treatment Centers	Substance abuse treatment services	• Pinnacle continues to expand their treatment center locations. • With 140 community-based locations, serves more than 35,000 patients across nine states.
ProPharma Group	Provider of medical information, regulatory affairs, and compliance consulting services
• Introduced ClinCHAT, a co-developed AI-powered chatbot, in September 2023.
• Announced the acquisition of Clinres Farmacija, a Croatia-based CRO in late 2023.
• In April 2024 announced changes to its executive leadership including the appointment of Kirk Wroblewski as Chief Information Officer (CIO), Andrew Shaw as General Counsel, and the promotion of Zosya Popik to Chief Marketing Officer (CMO).

ILC Dover	Provider of engineered solutions to the pharmaceutical and other industries
• Announced a new product in ILC Dover’s powder handling portfolio for contained powder handling and transfer.
• In March 2024 announced the acquisition of the company by Ingersoll Rand Inc. (NYSE: IR).

GCX Corporation	Provider of medical instrument and IT mounting solutions for the health care industry
• Audax Private Equity and GCX Mounting Solutions announced on September 20, 2021, the formation of a strategic partnership under which Audax acquired a majority stake in GCX.
• In December 2022, GCX announced the acquisition of Jaco, which strengthens GCX’s broad portfolio of products and adds new commercial and manufacturing competencies.

Penn Foster	Platform of education and training services for middle-skill occupations
• In April 2023, the company rebranded as Penn Foster Group, which brings Penn Foster, CareerStep, Ashworth College, James Madison High School, EHR Go, ALCS.com, the New York Institute of Photography, the New York Institute of Art and Design, and other education and training platforms together to empower the future workforce.
• In February 2024 Kermit Cook was appointed as Chief Executive Officer. Mr. Cook previously served as COO of Cengage Group.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
2

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
FinThrive Software Holdings, Inc.	Provider of end-to-end health care revenue cycle management SaaS solutions
• Backed by Clearlake Capital.
• A new Chief Growth Officer and Chief Technology Officer were announced in April 2023.
• Moved the location of its corporate headquarters from Georgia to Texas in late 2023.

Public Partnerships	Provider of infrastructure and support solutions for Medicaid-eligible individuals who self-direct their home care and employ their own caregivers	• The company is currently in 20 states serving 115,000 self-directing program participants.
AspirionHealth Resources	Tech-enabled revenue cycle management (RCM) company that specializes in complex claims and revenue integrity
• Acquired FIRM Revenue Cycle Management Services, Inc. in May 2023.
• Appointed Tammi Smith as Chief Transformation Officer in June 2023.
• Appointed Ryan Solomon as Chief Financial Officer in October 2023.
• In April 2024 appointed Tina Eller to newly created Chief Experience
Officer role.

Lab Logistics (aka BioTouch)	Health care supply chain management company offering last-mile courier and logistics services, custom kitting procurement, and assembly solutions
• Backed by Atlantic Street Capital.
• Management continues to focus on the integration of the recent acquisitions, including the Allied Group, and capitalizing on cross-sell opportunities across its different business lines.
• Now a BioTouch company; by partnering with BioTouch, the company is able to manage clients’ health care logistics services in one place.

VetEvolve	Veterinary platform across five states, predominately in Virgina, Maryland, and Tennessee	• Backed by Varsity Healthcare Partners. • Currently operates across 32 sites with 126 veterinarians.
Blue River PetCare	A national veterinary platform across 35 states	• Backed by Partners Group. • Currently operates across 150+ hospitals with over 500 veterinarians.

Buhuo Fund I, which closed in March 2021, is a primary commitment with a Chinese venture capital firm that focuses on investments within the supply-chain industry. Buhuo Fund I is fully committed to eight companies. As of today, two of its investments have been successfully listed, including one with partial exit through listed shares sales. Overall, Buhuo’s portfolio remains intact despite challenges such as public market volatility and geopolitical tensions.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
3

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Guoquan Shihui	Chinese hot pot and barbecue food materials stores
• Founded in early 2017, the company runs over 10,000 stores across China.
• Completed Series D+ financing in late 2021, bringing the company’s latest valuation to $2 billion.
• Successfully listed on the Hong Kong Stock Exchange in November 2023.

Zhongneng United	Engineering machinery leasing platform
• Completed its Series C2 and C3 rounds of financing raising a total of more than CNY3 billion ($461 million).
• Strategic cooperation with well-known equipment manufacturers at home and abroad (JLG in the United States, Haulotte in France, Xingbang Heavy Industry, XCMG), with a fleet of more than 30,000 units and a total equipment volume that ranks in the forefront of China.

GigaCloud Technology	B2B e-commerce solutions provider for large parcel merchandise
• Partnered with and received official endorsement from China's largest retail center, Red Star Macalline. Also partnered with Amazon, Walmart, Wayfair and eBay.
• Its largest market is in the United States, followed by Germany and Japan.
• Successfully listed on the Nasdaq in August 2022.
• Completed the acquisition of Noble House Home Furnishings (a B2B distributor of indoor and outdoor home furnishings) and Wondersign (a cloud-based interactive digital signage and e-catalog management SaaS company) in November 2023.
• Partially exited its listed shares in Q1-2024.

Carzone	B2B auto parts supplier	• Raised nearly $200 million of Series D venture funding in September 2021. Funding was mainly used for national market expansion and aftermarket service improvement.
Zhujiao/Pork Rice	Fast food restaurant chain	• Raised CNY150 million of Series A venture funding in August 2021. • Runs 515 stores as of September 2023, up from 388 stores as of December 2022.
Wanqian	Supplier of fasteners for manufacturers	• The biggest self-operated fastener company in China, currently serving more than 100,000 customers with over 100 million SKUs.
Haitunjia	Membership-based ecommerce company	• Its membership e-commerce business has been shut down. The Fund has written off this investment.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
4

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Zhongmo	Provider and operator of smart protective equipment
• Has businesses across 19 provinces and 50+ cities in China, having serviced more than 1,000 commercial buildings, and has an asset base of more than CNY1 billion.
• Currently in the preparation process of OTC market filing.

Graphite VII/VIII, a secondary investment that closed in July 2021, was purchased at a significant discount to December 31, 2020 NAV and had a mature and diversified private equity portfolio of 13 UK-based portfolio companies. The projected base- case return remains compelling given the attractive entry price and potential for near-term liquidity. Six successful exits since our investment have significantly de-risked the transaction and further enhanced the expected risk-return, with the most recent exit in Compass Community completed in 2Q 2024 at 3.7x fund MOIC. The investment should benefit from the further upside of the remaining seven portfolio investments.

Ministry Brands – Reverence Capital Partners Co-investment closed in December 2021. Reverence Capital Partners, a private investment firm focused on thematic investing in middle-market financial services businesses, has acquired a majority stake in Ministry Brands. Ministry Brands is a leading provider of cloud-based software, payments solutions, services, and information platforms for faith-based organizations. Evolving from a point solution provider in 2012, Ministry Brands today is an end-to-end ecosystem of leading integrated solutions serving more than 90,000 organizations in the United States and Canada, with 42,000 websites built for clients. The company offers a wide range of software solutions including church management, online giving, financial accounting, digital engagement, and background screenings. On November 1st the company named Chris Bacon as the new Chief Executive Officer. The investment is held slightly above cost.

Brevet Direct Lending – Short Duration Fund is a primary investment that closed in April 2023. The Fund is a direct lending strategy that focuses on short duration, senior-secured asset-based financing solutions for non-sponsored middle market companies with growth that is catalyzed by government programs. The Fund seeks to directly originate, underwrite and structure all of its loans. The Fund aims to have a diversified portfolio, with high-volume and small balance transactions across industries, sectors and geographies, and tech-enabled processes which provide high barriers to entry. The Fund generally has an average projected collateral liquidity duration of 18 months or less at the time of underwriting. The Fund’s open-end structure provides visibility into the portfolio and aids in reducing blind pool risk for the strategy.

Spotter – CoVenture Management Co-investment closed in July 2023. CoVenture Management, a private investment firm focused on specialty asset-based finance investments, has provided a credit facility to Spotter collateralized by a large portfolio of YouTube videos. Spotter is a Los Angeles-based technology and finance platform that provides solutions for digital content creators on YouTube. The company offers content creators the ability to license their existing videos to accelerate growth, targeting creators that typically have subscriber bases between 50,000 to 75 million or more, who have regularly uploaded new content for at least 12 months, and who generally have a minimum of five million monthly views. Spotter looks to partner with creators across sectors including travel, gaming and health & fitness.

Fund holdings/commitments (quarter ended March 31, 2024)
Investment	Sector	Sub-strategy	Industry focus	Geography focus	Strategy type	Number of investments	Closing date	Total commitment
Graphite VII/Graphite VIII	Private equity	Mid buyout	Generalist	Europe	Secondary	13	7/19/2021	$4.8m
Buhuo Fund I	Private equity	Venture capital	Generalist	Asia-Pacific	Primary	8	3/8/2021	$6.5m
Linden Structured Capital Fund	Private equity	Structured equity	Health care	North America	Primary	14	12/17/2020	$6.5m
HIG Bayside Loan Opportunity Fund VI	Private credit	Distressed	Generalist	North America	Primary	55	12/9/2020	$4.0m
Basalt Infrastructure Partners II	Real assets	Infrastructure	Power, transportation, utilities, communications	North America, Europe	Secondary	9	11/18/2020	$6.2m

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
5

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Investment	Sector	Sub-strategy	Industry focus	Geography focus	Strategy type	Number of investments	Closing date	Total commitment
Ministry Brands	Private equity	Buyout	Financials	North America	Co- investment	1	12/24/2021	$1.0m
Brevet Direct Lending – Short Duration Fund	Private credit	Direct lending	Government finance	Global	Primary	567	4/25/2023	$2.0m
Spotter	Private credit	Opportunistic	IP Specialty finance	North America	Co- investment	1	7/21/2023	$1.0m

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024. Holdings are as of the date indicated and subject to change.

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024.

Outlook

Despite the shortfall in U.S. economic growth in the first quarter, the U.S. economy remains buoyed by a healthy labor market and strong personal consumption and we believe a near-term recession is unlikely. Our better than “soft landing” outlook aligns with current market sentiment. While we continue to see a growing risk to the U.S. consumer, household debt ratios remain at manageable levels relative to

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
6

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

history, which has been supportive of personal consumption. We believe that household debt is likely to remain tolerable as most homeowners continue to benefit from low mortgage rates due to the refinancing wave during a period of ultra-low interest rates, given that mortgage payments typically represent one of the largest portions of household debt. With respect to Europe, the eurozone’s GDP increased by 0.3% quarter-over-quarter for Q1 2024, which was more than expected and a positive sign given Q4 2023 GDP growth was revised to negative 0.1%.

From a bottom-up perspective, we are seeing compelling private markets opportunities through the first quarter of 2024, as many segments of the private markets continue to reset from their recent peaks in 2021 and 1H 2022. Our ability to remain flexible across private equity, private credit and private real assets continues to help us optimize the portfolio from a risk- return standpoint as well as a diversification standpoint.

Investment team
Investment manager:
Wilshire
•	Marc Friedberg, CFA, Managing Director
•	Mark Perry, Managing Director
•	William van Eesteren, Managing Director

Important Information

Investing involves risk, including the possible loss of entire principal. Past performance is not indicative of future results. There is no guarantee that investment objectives will be achieved. Diversification neither guarantees a gain nor protects against a loss. Nothing presented should be construed as a recommendation to purchase or sell any security or follow any investment technique or strategy. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. Only a prospectus for Wilshire Private Assets Fund can make such an offer.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus which may be obtained by calling 855 520-7711. Investors should read the prospectus carefully before investing.

Effective the close of business on April 30, 2024, the Delaware Wilshire Private Markets Fund appointed Wilshire Advisors LLC, which previously acted as the Funds’ Sub-Advisor, as the Investment Advisor. The Delaware Wilshire Private Markets Fund is now the Wilshire Private Assets Fund.

Investment in the Fund may be made only by entities or natural persons that are “accredited investors” within the meaning of Regulation D under the 1933 Securities Act. The form of investment structure for this product is commonly known as a “master feeder” structure. Both the Wilshire Private Assets Fund (the “WPA Fund”) and the Wilshire Private Assets Tender Fund (the “Tender Offer Fund,” and together with the WPA Fund, the “Feeder Funds”) invest substantially all of their assets in the Wilshire Private Assets Master Fund (the “Master Fund.”) The Master Fund and each Feeder Fund (each, a “Fund” and together, the “Funds”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund.

Net asset value (NAV) is calculated by subtracting total liabilities from total assets, then dividing by the number of shares outstanding.

Certain risk factors below discuss the risks of investing in private markets investment funds (“Private Markets Investment Funds”). The Master Fund’s investments generally will consist of investments in Private Markets Investment Funds. Accordingly, the Master Fund will be exposed to such risks directly through its investments in Private Markets Investment Funds. The Feeder Funds will be exposed to such risk indirectly through their investment in the Master Fund. Investments held in Private Markets Investment Funds may have liquidity constraints, and may not be suitable for all investors. The possibility that securities cannot be readily sold at approximately the price at which a portfolio has valued them may limit the Master Fund‘s ability to dispose of securities at a desirable time or price.

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth in the Fund’s offering documents.

Please Note: Only Shares of the WPA Fund are available for purchase by investors.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
7

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

In addition to accepting monthly subscriptions directly from investors, the WPA Fund may accept initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries (a business of Nasdaq, Inc.) and its registered broker dealer SMTX, LLC (together, “Nasdaq Fund Secondaries” or “NFS”), as discussed below.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require a Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Shares of the Master Fund and Tender Offer Fund may not be traded on any secondary market. Shares of the WPA Fund may only be traded through the Nasdaq Fund Secondaries (a business of Nasdaq Inc.) and its registered broker dealer SMTX, LLC (together “Nasdaq Fund Secondaries” or “NFS”) as discussed in the prospectus.

Investors must have the financial ability, sophistication/experience, and willingness to bear the risks of an investment in Private Markets Investment Funds. Such securities may be available only to qualified, sophisticated investors, may have liquidity constraints, and may bear the risk of investment in private markets securities.

Private Markets Investment Funds may entail a high degree of risk and investment results may vary substantially on a monthly, quarterly or annual basis. Among many risk factors, some are particularly notable. These may include, without limitation, the general economic environment, the health of the housing market, employment levels, the availability of financing, the quality of servicing the assets backing the securities, the seniority and credit enhancement levels for structured securities, government actions or initiatives and the impact of legal and regulatory developments. Additionally, Private Markets Investment Funds may represent speculative investments and an investor could lose all or a substantial portion of their investment.

Non-Diversification Risk. “Non-diversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Master Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. Wilshire (the “Sub-Adviser”) cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Master Fund.

Nature of the Fund. The Master Fund may make investments in Private Markets Investment Funds, the managers of which may have relatively short track records and that may rely on a limited number of key personnel. The Master Fund may not have the opportunity to evaluate the economic, financial and other information that will be used by the managers of the Private Markets Investment Funds in their selection, structuring, monitoring, and disposition of assets.

Illiquidity of Investments. An investor’s participation in the WPA Fund requires a long-term commitment, with no certainty of return. The Master Fund is not expected to receive substantial amounts of income or to realize substantial gains over the near term. Each Feeder Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Auction Risk. There can be no guarantee that the Nasdaq Fund Secondaries (NFS) auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the NFS auction process is operationally functional, investors may be unable to execute sell orders at the price they desire or at any price at all. It is likely that the clearing price at auction may be less than the WPA Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Natural Disaster/Epidemic Risk. The disruptions caused by natural disasters, pandemics, or similar events could prevent the Master Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Master Fund’s ability to achieve its investment objective and the value of the Master Fund’s investments.

The FT Wilshire 5000 Index℠ measures the performance of all US equity securities with readily available price data. Approximately 3,500 capitalization weighted security returns are used to adjust the index.

Gross domestic product (GDP) is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
8

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Charts shown throughout are for illustrative purposes only and not meant to predict actual results. Chart is for illustrative purposes and not representative of the performance of any specific investment.

Nasdaq, the Nasdaq logo, and NFS are either registered trademarks or trademarks of Nasdaq, Inc. and/or its affiliates in the United States and/or other countries.
Each Feeder Fund’s principal office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its telephone number is 855 520-7711.

Wilshire Advisors LLC is located at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401. Wilshire has been advising clients on private equity strategies since 1984 and has been investing discretionary capital since 1997. See the Wilshire Private Assets Fund prospectus for details. The Wilshire Private Assets Fund is offered by prospectus only.

Wilshire Private Assets Fund is distributed by SEI Investments Distribution Co, One Freedom Valley Dr, Oaks, PA 19456, which is not affiliated with Wilshire or any of its affiliates.

All third-party marks cited are the property of their respective owners.

M-537529 E0724

Definition of Comparative Index
The FT Wilshire 5000 IndexSM is a broad-based market capitalization-weighted index that seeks to capture 100% of the United States investible market.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
9

Wilshire Private Assets Tender Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Wilshire Private Assets Tender Fund versus the FT Wilshire 5000 IndexSM.

	One Year Return	Annualized Return since Inception*
Wilshire Private Assets Tender Fund	5.60%	5.18%
FT Wilshire 5000 IndexSM	29.27%	27.80%

*For financial reporting purposes, the Wilshire Private Assets Tender Fund commenced operations on October 28, 2020. For performance calculation purposes, the Wilshire Private Assets Tender Fund’s inception date is March 3, 2023.

The performance data quoted herein represents past performance and the return and value of an investment in the Wilshire Private Assets Tender Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Wilshire Private Assets Tender Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Wilshire Private Assets Tender Fund will meet its stated objectives. The Wilshire Private Assets Tender Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Wilshire Private Assets Tender Fund distributions or the redemption of Wilshire Private Assets Tender Fund shares.

See definition of comparative index on page 9.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
10

Wilshire Private Assets Tender Fund
Schedule of Investments
March 31, 2024

Master Fund — 41.4%
Description	Geographic Region	Shares	Fair Value
Wilshire Private Assets Master Fund, Class Institutional	North America	3,655	$43,784
Total Master Fund (Cost — $40,499)			43,784

Short Term Investment — 67.1%

Description	Geographic Region	Shares	Fair Value

First American Government Obligations Fund, Class X 5.230%**	North America	70,820	70,820
Total Short Term Investment (Cost — $70,820)			70,820
Total Investments — 108.5% (Cost — $111,319)			$114,604
Other Assets and Liabilities, Net — (8.5)%			(8,997)
Net Assets — 100.0%			$105,607

**	The rate reported is the 7-day effective yield as of March 31, 2024.

1`

The following is a summary of the inputs used as of March 31, 2024 when valuing the Fund's investments:
Investments in Securities	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Master Fund	$—	$—	$—	$43,784	$43,784
Short Term Investment	70,820	—	—	—	70,820
Total Investments in Securities	$70,820	$—	$—	$43,784	$114,604

For information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
11

Wilshire Private Assets Tender Fund
Statement of Assets and Liabilities
March 31, 2024

Assets:
Investments in Master Fund, at Value (Cost $40,499)	$43,784
Investments, at Value (Cost $70,820)	70,820
Due from Adviser	104,544
Dividend Receivable	214
Prepaid Expenses	1,127
Total Assets	220,489
Liabilities:
Due to Master	83,815
Audit Fees Payable	17,750
Legal Fees Payable	9,422
Due to Administrator	2,548
Trustees’ Fees Payable	23
Other Accrued Expenses	1,324
Total Liabilities	114,882
Net Assets	$105,607
Net Assets Consist of:
Paid-in Capital	$100,373
Total Distributable Earnings	5,234
Net Assets	$105,607

Institutional Class Shares:
Net Assets	$105,607
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,613
Net Asset Value and Offering Price Per Share	$12.26

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
12

Wilshire Private Assets Tender Fund
Statement of Operations
Year Ended March 31, 2024

Net Investment Income (Loss) Allocated from Master Fund:
Dividend Income	$545
Expenses	(1,485)
Net Investment Income (Loss) Allocated from the Master Fund	(940)

Investment Income from the Fund:
Dividend Income	840
Total Investment Income From the Fund	840
Fund Expenses:
Administration Fees	32,466
Trustees’ Fees	115
Legal Fees	173,813
Audit Fees	54,265
Printing Fees	12,595
Registration Fees	9,110
Custodian Fees	5,000
Transfer Agent Fees	196
Pricing Fees	3
Insurance and Other Expenses	4,050

Total Expenses	291,613
Less:
Reimbursement of other operating expenses	(291,441)
Net Expenses	172

Net Investment Loss	(272)
Net Realized Gain Allocated from Master Fund	297
Net Change in Unrealized Appreciation on Investments Allocated from Master Fund	5,582
Net Realized and Unrealized Gain	5,879
Net Increase in Net Assets Resulting from Operations	$5,607

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
13

Wilshire Private Assets Tender Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2024	Period Ended March 31, 2023(1)
Operations:
Net Investment Loss*	$(272)	$—
Net Realized Gain	297	—
Net Change in Unrealized Appreciation	5,582	—
Net Increase in Net Assets Resulting from Operations	5,607	—
Capital Shares Transactions:
Institutional Class Shares:
Issued	50,338	100,000
Redeemed	(50,338)	—
Net Increase in Net Assets from Share Transactions	—	100,000
Total Increase in Net Assets	5,607	100,000
Net Assets:
Beginning of Year/Period	100,000	—
End of Year/Period	$105,607	$100,000
Share Transactions:
Institutional Class Shares:
Issued	4,302	8,613
Redeemed	(4,302)	—
Net Increase in Shares Outstanding from Share Transactions	—	8,613

(1)	The Fund commenced operations on March 3, 2023.

*	Net Investment Loss includes amounts allocated from the Master Fund.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
14

Wilshire Private Assets Tender Fund
Statement of Cash Flows
Year Ended March 31, 2024

Cash Flows Used in Operating Activities:
Net increase in net assets derived from investment operations	$5,607
Adjustments to reconcile net investment loss to net cash used in operating activities:
Purchases of investment securities from Master Fund	(80,000)
Proceeds from disposition of investment securities from Master Fund	41,155
Purchases of investment securities from short term investments	(226,058)
Proceeds from disposition of investment securities from short term investments	155,238
Allocations from Master Fund	(4,939)
Increase in receivable for dividends	(214)
Increase in receivable for prepaid expenses	(1,127)
Increase in reimbursement due from investment adviser	(75,273)
Increase in due to Master Fund	83,815
Increase in payable to administrator	164
Increase in payable for trustee fees	15
Increase in payable for legal fees	7,303
Increase in payable for audit fees	2,750
Decrease in payable for transfer agent fees	(1,988)
Increase in accrued expenses and other liabilities	1,098
Net cash flow used in operating activities	(92,454)

Cash Flows Received From Financing Activities:
Proceeds from shares sold	50,338
Payments from shares redeemed	(50,338)
Net cash flow received from financing activities	—
Net decrease in cash	(92,454)

Cash and Foreign Currency:
Beginning of year	92,454
End of year	$—
Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	$—

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
15

Wilshire Private Assets Tender Fund
Financial Highlights

 Selected Per Share Data & Ratios
For a Share Outstanding Throughout
the Period

	Year Ended March 31, 2024	Period Ended March 31, 2023(1)
Institutional Class:
Net Asset Value, Beginning of Year/Period	$11.61	$11.61
Income (Loss) from Operations:
Net Investment Loss‡ (2)	(0.03)	—
Net Realized and Unrealized Gain	0.68	—
Total from Operations	0.65	—
Net Asset Value, End of Year/Period	$12.26	$11.61
Total Return†	5.60%	–%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$106	$100
Ratio of Expenses to Average Net Assets‡	1.63%	–	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers)‡	287.78%	368.41	%*
Ratio of Net Investment Loss to Average Net Assets‡	(0.26)%	–	%*

†	Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Includes income and expenses allocated from the Master Fund.
*	Annualized.
(1)	The Fund commenced operations on March 3, 2023.
(2)	Per share data calculated using average shares.

The accompanying notes are an integral part of the financial statements and attached financial statements of
 Wilshire Private Assets Master Fund.
16

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

1. Organization
The Wilshire Private Assets Tender Fund (formerly, Delaware Wilshire Private Markets Tender Fund) (the “Tender Offer Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Tender Offer Fund commenced operations on March 3, 2023.
The Tender Offer Fund and the Wilshire Private Assets Fund (formerly, Delaware Wilshire Private Markets Fund) (the “Auction Fund”) together are the “Feeder Funds”.
The Feeder Funds invest substantially all of their assets in the Wilshire Private Assets Master Fund (formerly, Delaware Wilshire Private Markets Master Fund) (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust also registered under the 1940 Act as a non-diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). Reference to each Feeder Fund's investments also refer to the Master Fund's investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Tender Offer Fund’s financial statements.
For the year ended March 31, 2024, the Tender Offer Fund has a 0.13% ownership interest in the Master Fund.
On January 31, 2024, the Board of Trustees (the “Board”) of each of the Feeder Funds and the Master Fund unanimously approved a new investment advisory agreement (the “Agreement”) between Wilshire Advisors LLC (“Wilshire”) and each of the Funds. Wilshire currently serves as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between Wilshire and Delaware Management Company, a series of Macquarie Investment Management Business Trust (in its capacity as such, the “Adviser”), on behalf of the Funds.
Pursuant to a transaction (the “Transaction”) between Wilshire and the Adviser, and assuming shareholder approval of the Agreement, the Adviser will resign as the Funds' investment adviser, and Wilshire will become the Funds' new investment adviser pursuant to the Agreement. Under applicable law, the Funds' shareholders must approve the Agreement by a majority vote (as defined in the Investment Company Act of 1940, as amended) at a special meeting of the shareholders of the Funds scheduled for April 30, 2024. Proxy materials have been sent to the Funds' shareholders as of the January 26, 2024 record date, which contain more information about the shareholder meeting and the proposal to approve the Agreement.
The closing date of the Transaction was originally set for February 29, 2024, but has been delayed until the end of April 2024. If the Agreement is approved by shareholders and the conditions to closing of the Transaction are met, including, unless waived, the full repurchase of shares of the Funds held by an affiliate of the Adviser, the Adviser will resign as investment adviser to the Funds effective immediately after the close of business on April 30, 2024, and Wilshire will become investment adviser to the Funds effective immediately after the Adviser's resignation.
2. Significant Accounting Policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Tender Offer Fund. The Tender Offer Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and differences could be material.
Net Asset Value Determination
The Net Asset Value (“NAV”) of the Tender Offer Fund is determined as of the close of business on the last business day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Tender Offer Fund’s investments are valued as of the relevant Determination Date. The NAV of the Tender Fund will equal, unless otherwise noted, the value of the total assets of the Tender Offer Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

See attached financial statements of Wilshire Private Assets Master Fund.
17

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

Valuation of Investments
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.
There is not a public market or active secondary market for many of the securities in which the Master Fund intends to invest. Rather, many of the Master Fund’s investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Master Fund will value these securities at fair value as determined in good faith by the Fair Value Committee in accordance with the valuation procedures that have been approved by the Board.
Because each Feeder Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Feeder Fund depends on the value of its pro rata interest in the Master Fund investments. Wilshire Advisors LLC (the “Sub- Adviser”) oversees the valuation of each Fund’s investments on behalf of each Fund.
The Sub-Adviser will invest the Master Fund's assets primarily in a diverse portfolio of investments, including interests in private markets funds acquired in primary offerings (“Primary Fund Investments”), interests in private markets funds acquired in secondary transactions (“Secondary Fund Investments”, and together with Primary Fund Investments, the “Private Markets Investment Funds”), and direct co-investments (“Direct Co-Investments,” and together with the Private Markets Investment Funds, “Portfolio Investments”).
The Valuation Procedures provide that the Master Fund will value its investments in private markets investment funds and direct private equity investments at fair value. The Master Fund calculates its NAV as of the close of business on the last business day of each calendar month, each date that Shares are sold or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The fair value of such investments as of each Determination Date, ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant private markets investment fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the private markets investment fund manager’s valuations and the relevant Determination Date.
A meaningful input in the Master Fund's Valuation Procedures will be the valuations provided by the private markets investment fund managers. Specifically, the value of the Master Fund's investment in private markets investment funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Sub-Adviser by the private markets investment fund in accordance with the private markets investment fund's own valuation policies. Generally, private markets investment fund managers value investments of their private markets investment funds at their market price if market quotations are readily available. In the absence of observable market prices, private markets investment fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by private markets investment fund managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Tender Offer Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, and adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.);
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

See attached financial statements of Wilshire Private Assets Master Fund.
18

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

As of March 31, 2024, the Tender Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) (“ASU 2015-07”). The fair value amount presented in the table in the Schedule of Investments is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investments in money market funds are valued at the money market fund’s net asset value.
For the year ended March 31, 2024, there were no changes to the Fund's fair value methodologies.
Security Transactions and Investment Income
Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method.
Dividend income is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the identified cost basis.
The Fund records its proportionate shares of Master’s income, realized and unrealized.
Expenses
Each Feeder Fund, and, therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.
Income Taxes
Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year.
Cash and Cash Equivalents
Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Tender Offer Fund maintains cash in deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.
3. Agreements
Investment Advisory Agreement
The Adviser serves as investment adviser of each Fund.
In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), computed and payable monthly, at the annual rate of 1.25% of the Master Fund’s net asset value. For purposes of determining the fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. The Adviser does not charge a Management Fee to the Feeder Funds.
Each Feeder Fund, and, therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the Private Markets Investment Funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund's continuous offering of Shares. Each Feeder Fund, by investing in the Private Markets Investment Funds through the Master Fund, indirectly bears its pro rata share of the expenses incurred in the business of the Private Markets Investment Funds. The Private Markets Investment Funds in which the Master Fund intends to invest generally

See attached financial statements of Wilshire Private Assets Master Fund.
19

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

charge a management fee of 1.00% to 2.00%, and approximately 15% to 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback.  A carried interest allocation is a share of a Private Markets Investment Fund's returns paid to its manager.  A preferred return is a minimum rate of return that a Private Markets Investment Fund manager must achieve before it is entitled to a carried interest allocation.  A clawback is a mechanism by which a carried interest allocation previously paid to a Private Markets Investment Fund manager may be returned to the Private Markets Investment Fund.
The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep the Fund Operating Expenses incurred by the Tender Fund from exceeding 2.50% of the Tender Fund’s average daily net assets until August 1, 2024. “Fund Operating Expenses” are defined to include all expenses incurred in the business of the Tender Fund, either directly or indirectly through its investment in the Master Fund, provided that the following expenses (“Excluded Expenses”) are excluded from the definition of Fund Operating Expenses. As of March 31, 2024, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser was $291,441, expiring in 2027.
The following expenses are excluded from the definition of Fund Operating Expenses:
The Tender Fund’s proportional share of any acquired fund fees and expenses incurred by the Master Fund, short sale dividend and interest expenses, and any other interest expenses, incurred by the Master Fund in connection with its investment activities, fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund, taxes paid by the Master Fund, certain insurance costs incurred by the Master Fund, transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Master Fund’s Portfolio Investments (as defined in the Fund’s registration statement) and other investments, non-routine expenses or costs incurred by the Master Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations, and other expenditures which are capitalized in accordance with generally accepted accounting principles.
Excluded Expenses also consist of any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), Nasdaq Private Market expenses, any acquired fund fees and expenses, short sale dividend and interest expenses, and any other interest expenses incurred by the Tender Fund in connection with its investment activities, fees and expenses incurred in connection with a credit facility, if any, obtained by the Tender Fund, taxes, certain insurance costs, transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Tender Fund’s portfolio investments and other investments, non-routine expenses or costs incurred by the Tender Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations and other expenditures which are capitalized in accordance with generally accepted accounting principles.
In addition, the Adviser may receive from the Tender Fund the difference between the Fund Operating Expenses (not including Excluded Expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Fund Operating Expenses (not including Excluded Expenses) are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. This agreement will continue in effect from year to year for successive one-year periods after the Initial Term End Date and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Tender Fund, effective as of the close of business on the Initial Term End Date or the last day of the then-current one-year period.
The Sub-Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser and will be responsible for the day-to-day management of each Fund’s assets. The Sub-Adviser will provide ongoing research, recommendations, and portfolio management regarding each Fund’s investment portfolio.
In consideration of its sub-advisory services, the Adviser pays the Sub-Adviser 40% of the advisory fee paid to the Adviser by the Master Fund. After the initial two-year term, the Sub-Advisory Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees who are not parties thereto or interested persons of any such party, cast at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Sub-Advisory Agreement, and is terminable without penalty on 60 days’ notice by the Adviser or by the Sub-Adviser.
Administrator, Custodian and Transfer Agent
SEI Investments Global Funds Services (the “Administrator”) serves as the Tender Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee based on the Tender Fund’s assets under management, subject to a minimum annual fee.
US Bank N.A. (the “Custodian”) serves as the Tender Fund’s Custodian pursuant to a custody agreement.
DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as the Tender Fund’s Transfer Agent pursuant to a transfer agency

See attached financial statements of Wilshire Private Assets Master Fund.
20

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

agreement.
SEI Investments Distribution Co. (the “Distributor”) acts as the Distributor of the Tender Fund.
4. Purchase, Exchange and Repurchase of Shares
Each Feeder Fund currently offers one class of shares (“Feeder Fund Shares”): Institutional Class Shares. The Institutional Class Shares of the Tender Offer Fund are referred to herein as the “Tender Offer Fund Shares,” the Institutional Class Shares of the Auction Fund are referred to herein as the “Auction Fund Shares” and together the Tender Offer Fund Shares and Auction Fund Shares are referred to herein as the Feeder Fund Shares. The Feeder Funds have applied to the U.S. Securities and Exchange Commission (the “SEC”) for exemptive relief from certain provisions of the 1940 Act and rules thereunder that would allow the Funds to offer additional classes of shares.  Each Feeder Fund may offer additional classes of shares in the future if such exemptive relief is granted.
Tender Offer Fund Shares are sold only to current investors in the Auction Fund, and cannot be purchased by other investors. Tender Offer Fund Shares are sold or acquired through an exchange for Auction Fund Shares. If determined by the Board of Trustees of the Tender Offer Fund (together with the Board of Trustees of the Auction Fund and the Board of Trustees of the Master Fund, the “Board”) in its sole discretion, Auction Fund Shareholders may participate in a process to (a) exchange their Auction Fund Shares for Tender Offer Fund Shares (an “Exchange”) and (b) tender their Tender Offer Fund Shares to the Tender Offer Fund in connection with the repurchase offer, subject to the terms and conditions of the tender offer and if the tender offer is approved by the Board. If an Auction Fund shareholder’s exchange of all or a portion of Auction Fund Shares to the Tender Offer Fund is accepted by the Tender Offer Fund, the Auction Fund shareholder is not permitted to exchange the Shares it receives in the Tender Offer Fund for interests in the Auction Fund. Tender Offer Fund Shares do not have any exchange privileges and cannot be exchanged for Auction Fund Shares. Requests for an Exchange will be revocable upon written notice to the Fund until the Exchange offer notice date. The Adviser and Sub-Adviser may, but are not obligated to, recommend that the Board approve repurchases of Tender Offer Fund Shares more frequently than annually. Further, the Adviser and Sub-Adviser currently expect that, generally, they will recommend to the Board that each repurchase offer should apply to no more than 5% of the net assets of the Master Fund, although the Adviser and Sub-Adviser may recommend that a greater amount be repurchased at their discretion.
5. Indemnifications
In the normal course of business the Tender Offer Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Tender Offer Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Tender Offer Fund. The Tender Offer Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Tender Offer Fund in connection with the Tender Offer Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Tender Offer Fund.
6. Federal Income Taxes
It is the Tender Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Tender Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Tender Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Tender Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Tender Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Tender Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Tender Fund has adopted September 30 as its tax year end.
If the Tender Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Tender Fund were ineligible to or otherwise were not to cure such failure, the Tender Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Tender Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under Subchapter M.
In accounting for income taxes, the Tender Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes”(“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2024 for federal income tax purposes or in, the Tender Fund’s major state and local tax jurisdiction of Delaware.

Management has analyzed the Tender Fund's tax positions and concluded that no liability for unrecognized tax benefits should be

See attached financial statements of Wilshire Private Assets Master Fund.
21

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

recorded related to uncertain tax positions taken on returns filed for open tax years (September 30, 2023) or expected to be taken in the Tender Fund's September 30, 2023 tax returns.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.  The Tax basis components of distributable earnings may differ from the amount reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences primarily from deferred organizational costs. As of September 30, 2023, a permanent difference of $373 has been reclassified from distributable earnings to paid in capital.  The amount is primarily related to expense waiver and net operating losses.
Paid in Capital	Total Distributable Earnings (Accumulated Losses)
$373	$(373)

These reclassifications had no impact on the net assets or net values of the Tender Fund.
The estimated tax character of dividends and distributions paid during the tax year ended March 31, 2024 and 2023 were as follows:
	Ordinary Income	Long-term Capital Gain	Total
2024	$—	$—	$—
2023	—	—	—

The actual tax character of the distribution cannot be ascertain until after the Tender Fund's tax year end - September 30, 2024.
As of September 30, 2023, the components of Distributable Earnings on a tax basis were as follows:
Unrealized appreciation/(depreciation)	$1,138
Total Distributable Earnings	$1,138

As of March 31, 2024, the tax cost and unrealized appreciation and depreciation of the investments held by the Fund, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$111,319	$3,285	$—	$3,285

7. Risks
General Economic and Market Risk. Through its portfolio investments, the Master Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies.
Non-Diversification Risk. The private markets investment funds in which the Master Fund may invest in a limited number of portfolio investments and, as a consequence, the aggregate return of the private markets investment funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.
Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Master Fund’s investments may adversely affect such investments. Certain private markets investment funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent private markets investment funds or the Master Fund from making certain investments that they otherwise would make. Other regulations may require the private markets investment funds or the Master Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment.
Timing of Investment Risk. The Master Fund’s portfolio investments may consist of primary fund investments and secondary fund investments. Returns on primary fund investments may take longer to realize than returns on secondary fund investments. The Master Fund also may be able to purchase secondary fund investments at a discount, whereas investments in primary fund investments generally are not available at a discount.

See attached financial statements of Wilshire Private Assets Master Fund.
22

Wilshire Private Assets Tender Fund
Notes to Financial Statements
March 31, 2024

Accordingly, a Shareholder that invests in a Feeder Fund at a time when the Master Fund is invested in primary fund investments on which it has not yet begun to realize returns may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more heavily invested or investing in secondary fund investments. Further, Shareholders that invest in a Feeder Fund at a time when the Master Fund is selling portfolio investments to meet liquidity requirements may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more fully invested in portfolio investments.
A full listing of risks associated with investing in the Tender Offer Fund is included in the Tender Offer Fund’s prospectus and the statement of additional information.
Because the Tender Offer Fund may have substantially all of its capital invested in the Master fund, it is subject to the same risks as the Master Fund. Refer to Note 8 in the Master Fund's financial statements.
8. Concentration of Shareholders:
At March 31, 2024, 100% of Institutional Class Shares total shares outstanding were held by one record shareholder, owning 10% or greater of the aggregate total shares outstanding.
9. Subsequent Events
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2024 except as follows:
In April 2024, the Board approved Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Master Fund and the Feeder Funds.

See attached financial statements of Wilshire Private Assets Master Fund.
23

Wilshire Private Assets Tender Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Wilshire Private Assets Tender Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Private Assets Tender Fund (formerly, Delaware Wilshire Private Markets Tender Fund) (the “Fund”) as of March 31, 2024, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the period ended March 31, 2023 were audited by other auditors whose report dated May 30, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and transfer agent. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

24

Wilshire Private Assets Tender Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Funds. There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund, or Wilshire Private Assets Master Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEES
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2020)[1]
Self-Employed  Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Funds, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments - Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2020)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2020)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1
Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Funds.

25

Wilshire Private Assets Tender Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES (continued)
Jay C. Nadel (Born: 1958)	Trustee (since 2020)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2020)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011 to 2019.
Current Directorships: Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2020)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2020)
Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2020)	Fund Accounting Manager, SEI Investments, since 2000.	None.

26

Wilshire Private Assets Tender Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)
Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust,  Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2020)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2020)	Account Manager, SEI Investments, since 2007.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2020) Anti-Money Laundering Officer (since 2020)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

27

Wilshire Private Assets Tender Fund
Disclosure of Fund Expenses
March 31, 2024 (Unaudited)

As a shareholder of the Fund, your investment is affected by ongoing costs, which include (among others) costs for fund management, organization and offering costs, trustee expenses, administration fees, professional fees and acquired fund fees. It is important for you to understand the impact of these costs on your investment returns.
The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 to March 31, 2024) (unless otherwise noted below).
The table below illustrates your Fund’s costs in two ways:
Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios †	Expenses Paid During Period*
Wilshire Private Assets Tender Fund
Actual Fund Return	$1,000.00	$1,040.70	1.90%	$9.69
Hypothetical 5% Return	$1,000.00	$1,015.50	1.90%	$9.57

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
† The annualized expense ratios include expenses allocated from the Master Fund during the six-month period.

28

Wilshire Private Assets Tender Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved: (i) by a vote of a majority of the shareholders of Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund and Wilshire Private Assets Master Fund (each, a “Fund” and together, the “Funds”); and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of the Funds who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Pursuant to a transaction (“Transaction”) between Delaware Management Company, a series of Macquarie Investment Management Business Trust (“Macquarie”), the Funds’ former investment adviser, and Wilshire Advisors LLC (“Wilshire”), the Funds’ former investment sub-adviser, Macquarie resigned as the Funds’ investment adviser, and Wilshire became the Funds’ new investment adviser, following the termination of the prior investment advisory and sub-advisory agreements (the “Prior Advisory Agreements”) and following Board and shareholder approval of a new investment advisory agreement between the Funds and Wilshire (the “New Advisory Agreement”).
In anticipation of the Transaction, the Board of the Funds, including a majority of the Independent Trustees, approved the New Advisory Agreement on January 31, 2024 (the “Board Meeting”). The Board Meeting was held to decide whether to approve the New Advisory Agreement for an initial two-year term. The Board Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a fund’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.
In preparation for the Board Meeting, the Trustees requested that Wilshire and Macquarie furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees also took into account their prior findings and conclusions at the most recent annual renewal of the Prior Advisory Agreements at a meeting of the Board held on June 21-22, 2023 (the “June Board Meeting”). Prior to the Board Meeting, counsel to the Independent Trustees of the Funds reviewed the information provided and submitted a request for additional information to Wilshire, and information was provided in response to this request. The Independent Trustees met to review and discuss this information prior to the Board Meeting. The Trustees used this information, as well as other information that Macquarie, Wilshire and other service providers of the Funds presented or submitted to the Board at the Board Meeting and at the June Board Meeting, to help them decide whether to approve the New Advisory Agreement for an initial two-year term.
Specifically, the Board requested and received written materials from Wilshire, Macquarie and other service providers of the Funds, or took into account such information received at the June Board Meeting, regarding: (i) the nature, extent and quality of the services to be provided by Wilshire; (ii) Wilshire’s investment management personnel; (iii) Wilshire’s operations and financial condition; (iv) Wilshire’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to Wilshire and the Funds’ overall fees and operating expenses compared with peer groups of funds; (vi) Wilshire’s compliance program, including a description of any material compliance matters and any material compliance violations; (vii) Wilshire’s potential economies of scale with respect to the Funds; (viii) Wilshire’s policies on and compliance procedures for personal securities transactions; (ix) Wilshire’s investment experience; and (x) information about the Funds’ performance.
Representatives from Wilshire and Macquarie, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate Wilshire’s services, fee and other aspects of the New Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Macquarie.
At the Board Meeting, the Trustees, including a majority of the Independent Trustees, based on their evaluation of the information provided by Macquarie, Wilshire and other service providers of the Funds, approved the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board considered various factors that they determined were relevant, including the following factors.

Nature, Extent and Quality of Services to be Provided by Wilshire
In considering the nature, extent and quality of the services to be provided by Wilshire, the Board reviewed the portfolio management services to be provided by Wilshire to the Funds, including the quality and continuity of Wilshire’s portfolio management personnel, the resources of Wilshire, and Wilshire’s compliance history and compliance program, including with respect to new services to be performed by Wilshire to the Funds as its investment adviser as compared to being the Funds investment sub-adviser. The Trustees reviewed the terms of the proposed New Advisory Agreement and compared such terms to the Macquarie Advisory Agreement. The Trustees also reviewed Wilshire’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for Wilshire was available to the Board, as was the response of Wilshire to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Wilshire to the Funds.
The Trustees also considered other services to be provided to the Funds by Wilshire such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and

29

Wilshire Private Assets Tender Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by Wilshire would be satisfactory.

Investment Performance of the Funds and Wilshire
At the Board Meeting and at the June Board Meeting, the Board was provided with regular reports regarding the Funds’ performance over various time periods, including comparisons of the Funds’ performance to a broad-based index. Representatives from Macquarie and Wilshire provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory. Based on this information, and considering Wilshire was expected to manage the Funds’ portfolios as the Funds’ new investment adviser in materially the same way as it previously managed the Funds’ portfolios as their sub-adviser, the Board concluded, within the context of its full deliberations, that the investment results that Macquarie and Wilshire had been able to achieve for the Funds were sufficient to support approval of the New Advisory Agreement.

Costs of Advisory Services and Economies of Scale
In considering the advisory fee payable by the Funds to Wilshire, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to Wilshire. The Trustees noted the proposed advisory fee to be paid to Wilshire is identical to the advisory fee the Funds currently pay to Macquarie. The Trustees also took into account reports at the June Board Meeting, which were prepared by the Funds’ administrator, comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of funds as classified by Lipper, an independent provider of investment company data. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Wilshire. The Board also considered Wilshire’s commitment to managing the Funds and its willingness to enter into an expense limitation and fee waiver arrangement with the Funds.
Based on materials available to it at the Board Meeting and at the June Board Meeting, the Trustees reviewed the costs of services provided by and the profits realized by Wilshire from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to Wilshire and its affiliates. The Trustees considered how Wilshire’s profitability was affected by factors such as its organizational structure and methods for allocating expenses. The Trustees concluded that the profit margins of Wilshire with respect to the management of the Funds was not unreasonable. The Trustees discussed with representatives of Wilshire how Wilshire’s profitability may change as the sole investment adviser to the Funds.
The Trustees considered Wilshire’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders, taking into account the small asset size of the Funds currently. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by Wilshire with respect to economies of scale.

Approval of the New Advisory Agreement.
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including a majority of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, concluded that the terms of the New Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

30

Wilshire Private Assets Tender Fund
Notice to Shareholders
March 31, 2024 (Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended March 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

(7) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending March 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

31

Wilshire Private Assets Tender Fund
Additional Information (Unaudited)

On January 31, 2024, the Audit Committee of the Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the fiscal year ended March 31, 2024.

PwC’s report on the financial statements of the Wilshire Private Assets Tender Fund (formerly the Delaware Wilshire Private Markets Tender Fund) for the fiscal period ended March 31, 2023, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The Fund was started on March 3, 2023; therefore, a report does not exist prior to March 31, 2023.

For the stub period March 3, 2023 through March 31, 2023 and the subsequent interim period through January 31, 2024, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Fund requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the statements. A copy of the letter from PwC to the SEC is filed as an Exhibit to this Form N-CSR.

On March 26, 2024, the Audit Committee of the Trust’s Board of Trustees approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm for the fiscal year ended year ended March 31, 2024.  For the stub period March 3, 2023 through March 31, 2023 and the subsequent interim period through March 26, 2024, neither the Fund, nor anyone on its behalf, consulted with Cohen on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that Cohen concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

32

Wilshire Private Assets Tender Fund
Supplemental Information (Unaudited)

Shareholder Voting and Proxy Results

A Special Meeting of Shareholders (the “Meeting”) of the Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Wilshire Private Assets Tender Fund (the “Funds”), was held on April 30, 2024 for the purpose to approve an investment management agreement appointing Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Funds (to be voted on by shareholders of each Fund). The proposal was approved with the following voting results:

FUND	OS Shares	Total Voted	% O/S
Wilshire Private Assets Fund	2,619,845	2,592,478	98.96%
Wilshire Private Assets Master Fund	2,849,293	2,845,638	99.87%
Wilshire Private Assets Tender Fund	8,613	8,613	100%

33

WILSHIRE PRIVATE ASSETS MASTER FUND
FINANCIAL STATEMENTS
MARCH 31, 2024
ANNUAL REPORT

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30th, will be available (i) without charge, upon request, by calling 1-855-520-7711; and (ii) on the SEC’s website at http://www.sec.gov.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Market Review

The U.S. stock market, represented by the FT Wilshire 5000 Index℠, was up 9.95% for the first quarter and is up 29.27% for the past year. Most sectors were positive for the quarter. The strongest performing sectors were communication services (+14.3%) and energy (+13.0%). The weakest performing and only negative sector was real estate (-1.2%). From a size perspective, small-cap underperformed large-cap by 230 basis points and trailed for the 1-year period, as well. Growth stocks generally outperformed value during the first quarter while, specifically, large-cap growth stocks held a significant advantage over large-cap value stocks for the past 12 months. International equity market performance was positive for the first quarter, with developed outperforming emerging markets.

The U.S. Treasury yield curve was up across nearly the entire maturity spectrum during the quarter, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 4.20%, up 32 basis points from December. Credit spreads were down during the quarter with high yield bond spreads down -24 basis points, the lowest level in more than a year. The Federal Open Market Committee (FOMC) met twice during the quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%.

Within the Fund

For the first quarter of 2024, the Wilshire Private Asset Fund (Institutional Class shares) returned 4.48%. From inception (November 18, 2020) through March 31, 2024, the Fund posted a 13.09% annualized return and 47.62% cumulative return. We find that performance was largely driven by later-stage investments that are mostly committed and out of the J-curve.

The Fund is invested in the following investments. Below is our reasoning for entering these investments and our thoughts on performance to date. The level of detail provided may vary between investments due to agreements we have in place with the general partner.

Basalt Infrastructure Partners II, a secondary investment that closed in November 2020, was purchased at a discount to June 30, 2020 net asset value (NAV) and comprises what we believe to be an attractive portfolio of mid-market, value-add infrastructure assets. The Basalt portfolio is through its J-curve and entering the cash-yielding stage, potentially offering diversified value drivers, with limited downside risk expected from any individual asset. As of December 31, 2023, the Fund has invested $1.1 billion (approximately 87% of aggregate commitments) in nine investments. During the quarter, the Fund distributed EUR 4.2 million to limited partners. The portfolio has generated total distributions of $786 million since inception (65% of capital contributed).

HIG Bayside Loan Opportunity Fund VI, a primary investment that closed in December 2020, is a distressed-debt strategy that focuses on middle-market opportunities. The entire portfolio was created from April 2020 onward and has drawn down 75% of committed capital as of December 31, 2023. As of December 31, 2023, the Fund has made $1.8 billion in gross cumulative capital investments, inclusive of recycled capital across 87 positions. To date, the portfolio has fully realized 31 positions and has received $414 million in proceeds, with 13 positions exited in 2023.

Linden Structured Capital Fund, a primary investment that closed in December 2020, is a structured equity strategy on one of the premier health care-focused private equity platforms in the United States. In 2023, the Fund had its second liquidity event with the redemption of the senior preferred equity of IVX Health. The Fund still maintains a small position in the company. The Fund also made two new investments in October 2023 and November 2023, both in veterinary platforms. The Fund continues to accrue value given the contractual nature of the underlying structured investments and the appreciation of certain junior equity holdings.

Company name	Strategy	Relevant information
Avalign Technologies	Value-add contract manufacturing organization and distributor serving the orthopedic medical device and specialty surgical markets
• Announced the acquisition and addition of Slice Manufacturing Studios (SMS) in February 2021.
• SMS expands the already considerable capabilities in both implant and instrument manufacturing within Avalign, positioning the company with comprehensive, best-in-class services and performance.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Collagen Matrix (aka Regenity Biosciences)	Developer and manufacturer of collagen-based medical products
• In October 2022, acquired Polyganics, a medical technology company that develops and manufactures bioresorbable medical devices. The acquisition expands the company’s portfolio of solutions and unlocks new markets.
• Rebranded to Regenity Biosciences.

IVX Health	Operator of ambulatory infusion centers	• Continues to open new infusion centers. • Achieved national accreditation through the Accreditation Commission for Health Care (ACHC) for the services of Ambulatory Infusion Centers.
Pinnacle Treatment Centers	Substance abuse treatment services	• Pinnacle continues to expand their treatment center locations. • With 140 community-based locations, serves more than 35,000 patients across nine states.
ProPharma Group	Provider of medical information, regulatory affairs, and compliance consulting services
• Introduced ClinCHAT, a co-developed AI-powered chatbot, in September 2023.
• Announced the acquisition of Clinres Farmacija, a Croatia-based CRO in late 2023.
• In April 2024 announced changes to its executive leadership including the appointment of Kirk Wroblewski as Chief Information Officer (CIO), Andrew Shaw as General Counsel, and the promotion of Zosya Popik to Chief Marketing Officer (CMO).

ILC Dover	Provider of engineered solutions to the pharmaceutical and other industries
• Announced a new product in ILC Dover’s powder handling portfolio for contained powder handling and transfer.
• In March 2024 announced the acquisition of the company by Ingersoll Rand Inc. (NYSE: IR).

GCX Corporation	Provider of medical instrument and IT mounting solutions for the health care industry
• Audax Private Equity and GCX Mounting Solutions announced on September 20, 2021, the formation of a strategic partnership under which Audax acquired a majority stake in GCX.
• In December 2022, GCX announced the acquisition of Jaco, which strengthens GCX’s broad portfolio of products and adds new commercial and manufacturing competencies.

Penn Foster	Platform of education and training services for middle-skill occupations
• In April 2023, the company rebranded as Penn Foster Group, which brings Penn Foster, CareerStep, Ashworth College, James Madison High School, EHR Go, ALCS.com, the New York Institute of Photography, the New York Institute of Art and Design, and other education and training platforms together to empower the future workforce.
• In February 2024 Kermit Cook was appointed as Chief Executive Officer. Mr. Cook previously served as COO of Cengage Group.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
FinThrive Software Holdings, Inc.	Provider of end-to-end health care revenue cycle management SaaS solutions
• Backed by Clearlake Capital.
• A new Chief Growth Officer and Chief Technology Officer were announced in April 2023.
• Moved the location of its corporate headquarters from Georgia to Texas in late 2023.

Public Partnerships	Provider of infrastructure and support solutions for Medicaid-eligible individuals who self-direct their home care and employ their own caregivers	• The company is currently in 20 states serving 115,000 self-directing program participants.
Aspirion Health Resources	Tech-enabled revenue cycle management (RCM) company that specializes in complex claims and revenue integrity
• Acquired FIRM Revenue Cycle Management Services, Inc. in May 2023.
• Appointed Tammi Smith as Chief Transformation Officer in June 2023.
• Appointed Ryan Solomon as Chief Financial Officer in October 2023.
• In April 2024 appointed Tina Eller to newly created Chief Experience
Officer role.

Lab Logistics (aka BioTouch)	Health care supply chain management company offering last-mile courier and logistics services, custom kitting procurement, and assembly solutions
• Backed by Atlantic Street Capital.
• Management continues to focus on the integration of the recent acquisitions, including the Allied Group, and capitalizing on cross-sell opportunities across its different business lines.
• Now a BioTouch company; by partnering with BioTouch, the company is able to manage clients’ health care logistics services in one place.

VetEvolve	Veterinary platform across five states, predominately in Virgina, Maryland, and Tennessee	• Backed by Varsity Healthcare Partners. • Currently operates across 32 sites with 126 veterinarians.
Blue River PetCare	A national veterinary platform across 35 states	• Backed by Partners Group. • Currently operates across 150+ hospitals with over 500 veterinarians.

Buhuo Fund I, which closed in March 2021, is a primary commitment with a Chinese venture capital firm that focuses on investments within the supply-chain industry. Buhuo Fund I is fully committed to eight companies. As of today, two of its investments have been successfully listed, including one with partial exit through listed shares sales. Overall, Buhuo’s portfolio remains intact despite challenges such as public market volatility and geopolitical tensions.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Company name	Strategy	Relevant information
Guoquan Shihui	Chinese hot pot and barbecue food materials stores
• Founded in early 2017, the company runs over 10,000 stores across China.
• Completed Series D+ financing in late 2021, bringing the company’s latest valuation to $2 billion.
• Successfully listed on the Hong Kong Stock Exchange in November 2023.

Zhongneng United	Engineering machinery leasing platform
• Completed its Series C2 and C3 rounds of financing raising a total of more than CNY3 billion ($461 million).
• Strategic cooperation with well-known equipment manufacturers at home and abroad (JLG in the United States, Haulotte in France, Xingbang Heavy Industry, XCMG), with a fleet of more than 30,000 units and a total equipment volume that ranks in the forefront of China.

GigaCloud Technology	B2B e-commerce solutions provider for large parcel merchandise
• Partnered with and received official endorsement from China's largest retail center, Red Star Macalline. Also partnered with Amazon, Walmart, Wayfair and eBay.
• Its largest market is in the United States, followed by Germany and Japan.
• Successfully listed on the Nasdaq in August 2022.
• Completed the acquisition of Noble House Home Furnishings (a B2B distributor of indoor and outdoor home furnishings) and Wondersign (a cloud-based interactive digital signage and e-catalog management SaaS company) in November 2023.
• Partially exited its listed shares in Q1-2024.

Carzone	B2B auto parts supplier	• Raised nearly $200 million of Series D venture funding in September 2021. Funding was mainly used for national market expansion and aftermarket service improvement.
Zhujiao/Pork Rice	Fast food restaurant chain	• Raised CNY150 million of Series A venture funding in August 2021. • Runs 515 stores as of September 2023, up from 388 stores as of December 2022.
Wanqian	Supplier of fasteners for manufacturers	• The biggest self-operated fastener company in China, currently serving more than 100,000 customers with over 100 million SKUs.
Haitunjia	Membership-based ecommerce company	• Its membership e-commerce business has been shut down. The Fund has written off this investment.
Zhongmo	Provider and operator of smart protective equipment
• Has businesses across 19 provinces and 50+ cities in China, having serviced more than 1,000 commercial buildings, and has an asset base of more than CNY1 billion.
• Currently in the preparation process of OTC market filing.

Graphite VII/VIII, a secondary investment that closed in July 2021, was purchased at a significant discount to December 31, 2020 NAV and had a mature and diversified private equity portfolio of 13 UK-based portfolio companies. The projected base- case return

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

remains compelling given the attractive entry price and potential for near-term liquidity. Six successful exits since our investment have significantly de-risked the transaction and further enhanced the expected risk-return, with the most recent exit in Compass Community completed in 2Q 2024 at 3.7x fund MOIC. The investment should benefit from the further upside of the remaining seven portfolio investments.

Ministry Brands – Reverence Capital Partners Co-investment closed in December 2021. Reverence Capital Partners, a private investment firm focused on thematic investing in middle-market financial services businesses, has acquired a majority stake in Ministry Brands. Ministry Brands is a leading provider of cloud-based software, payments solutions, services, and information platforms for faith-based organizations. Evolving from a point solution provider in 2012, Ministry Brands today is an end-to-end ecosystem of leading integrated solutions serving more than 90,000 organizations in the United States and Canada, with 42,000 websites built for clients. The company offers a wide range of software solutions including church management, online giving, financial accounting, digital engagement, and background screenings. On November 1st the company named Chris Bacon as the new Chief Executive Officer. The investment is held slightly above cost.

Brevet Direct Lending – Short Duration Fund is a primary investment that closed in April 2023. The Fund is a direct lending strategy that focuses on short duration, senior-secured asset-based financing solutions for non-sponsored middle market companies with growth that is catalyzed by government programs. The Fund seeks to directly originate, underwrite and structure all of its loans. The Fund aims to have a diversified portfolio, with high-volume and small balance transactions across industries, sectors and geographies, and tech-enabled processes which provide high barriers to entry. The Fund generally has an average projected collateral liquidity duration of 18 months or less at the time of underwriting. The Fund’s open-end structure provides visibility into the portfolio and aids in reducing blind pool risk for the strategy.

Spotter – CoVenture Management Co-investment closed in July 2023. CoVenture Management, a private investment firm focused on specialty asset-based finance investments, has provided a credit facility to Spotter collateralized by a large portfolio of YouTube videos. Spotter is a Los Angeles-based technology and finance platform that provides solutions for digital content creators on YouTube. The company offers content creators the ability to license their existing videos to accelerate growth, targeting creators that typically have subscriber bases between 50,000 to 75 million or more, who have regularly uploaded new content for at least 12 months, and who generally have a minimum of five million monthly views. Spotter looks to partner with creators across sectors including travel, gaming and health & fitness.

Fund holdings/commitments (quarter ended March 31, 2024)

Investment	Sector	Sub-strategy	Industry focus	Geography focus	Strategy type	Number of investments	Closing date	Total commitment
Graphite VII/Graphite VIII	Private equity	Mid buyout	Generalist	Europe	Secondary	13	7/19/2021	$4.8m
Buhuo Fund I	Private equity	Venture capital	Generalist	Asia-Pacific	Primary	8	3/8/2021	$6.5m
Linden Structured Capital Fund	Private equity	Structured equity	Health care	North America	Primary	14	12/17/2020	$6.5m
HIG Bayside Loan Opportunity Fund VI	Private credit	Distressed	Generalist	North America	Primary	55	12/9/2020	$4.0m
Basalt Infrastructure Partners II	Real assets	Infrastructure	Power, transportation, utilities, communications	North America, Europe	Secondary	9	11/18/2020	$6.2m
Ministry Brands	Private equity	Buyout	Financials	North America	Co- investment	1	12/24/2021	$1.0m
Brevet Direct Lending – Short Duration Fund	Private credit	Direct lending	Government finance	Global	Primary	567	4/25/2023	$2.0m
Spotter	Private credit	Opportunistic	IP Specialty finance	North America	Co- investment	1	7/21/2023	$1.0m

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024. Holdings are as of the date indicated and subject to change.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Source: Wilshire Advisors LLC, based on the Fund’s total commitments as of March 31, 2024.

Outlook

Despite the shortfall in U.S. economic growth in the first quarter, the U.S. economy remains buoyed by a healthy labor market and strong personal consumption and we believe a near-term recession is unlikely. Our better than “soft landing” outlook aligns with current market sentiment. While we continue to see a growing risk to the U.S. consumer, household debt ratios remain at manageable levels relative to history, which has been supportive of personal consumption. We believe that household debt is likely to remain tolerable as most homeowners continue to benefit from low mortgage rates due to the refinancing wave during a period of ultra-low interest rates, given that mortgage payments typically represent one of the largest portions of household debt. With respect to Europe, the eurozone’s GDP increased by 0.3% quarter-over-quarter for Q1 2024, which was more than expected and a positive sign given Q4 2023 GDP growth was revised to negative 0.1%.

From a bottom-up perspective, we are seeing compelling private markets opportunities through the first quarter of 2024, as many segments of the private markets continue to reset from their recent peaks in 2021 and 1H 2022. Our ability to remain flexible across private equity, private credit and private real assets continues to help us optimize the portfolio from a risk- return standpoint as well as a diversification standpoint.

Investment team
Investment manager:
Wilshire

•	Marc Friedberg, CFA, Managing Director
•	Mark Perry, Managing Director

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

•	William van Eesteren, Managing Director

Important Information

Investing involves risk, including the possible loss of entire principal. Past performance is not indicative of future results. There is no guarantee that investment objectives will be achieved. Diversification neither guarantees a gain nor protects against a loss. Nothing presented should be construed as a recommendation to purchase or sell any security or follow any investment technique or strategy. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. Only a prospectus for Wilshire Private Assets Fund can make such an offer.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus which may be obtained by calling 855 520-7711. Investors should read the prospectus carefully before investing.

Effective the close of business on April 30, 2024, the Delaware Wilshire Private Markets Fund appointed Wilshire Advisors LLC, which previously acted as the Funds’ Sub-Advisor, as the Investment Advisor. The Delaware Wilshire Private Markets Fund is now the Wilshire Private Assets Fund.

Investment in the Fund may be made only by entities or natural persons that are “accredited investors” within the meaning of Regulation D under the 1933 Securities Act. The form of investment structure for this product is commonly known as a “master feeder” structure. Both the Wilshire Private Assets Fund (the “WPA Fund”) and the Wilshire Private Assets Tender Fund (the “Tender Offer Fund,” and together with the WPA Fund, the “Feeder Funds”) invest substantially all of their assets in the Wilshire Private Assets Master Fund (the “Master Fund.”) The Master Fund and each Feeder Fund (each, a “Fund” and together, the “Funds”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund.

Net asset value (NAV) is calculated by subtracting total liabilities from total assets, then dividing by the number of shares outstanding.

Certain risk factors below discuss the risks of investing in private markets investment funds (“Private Markets Investment Funds”). The Master Fund’s investments generally will consist of investments in Private Markets Investment Funds. Accordingly, the Master Fund will be exposed to such risks directly through its investments in Private Markets Investment Funds. The Feeder Funds will be exposed to such risk indirectly through their investment in the Master Fund. Investments held in Private Markets Investment Funds may have liquidity constraints, and may not be suitable for all investors. The possibility that securities cannot be readily sold at approximately the price at which a portfolio has valued them may limit the Master Fund‘s ability to dispose of securities at a desirable time or price.

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth in the Fund’s offering documents.

Please Note: Only Shares of the WPA Fund are available for purchase by investors.

In addition to accepting monthly subscriptions directly from investors, the WPA Fund may accept initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries (a business of Nasdaq, Inc.) and its registered broker dealer SMTX, LLC (together, “Nasdaq Fund Secondaries” or “NFS”), as discussed below.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require a Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Shares of the Master Fund and Tender Offer Fund may not be traded on any secondary market. Shares of the WPA Fund may only be traded through the Nasdaq Fund Secondaries (a business of Nasdaq Inc.) and its registered broker dealer SMTX, LLC (together “Nasdaq Fund Secondaries” or “NFS”) as discussed in the prospectus.

Investors must have the financial ability, sophistication/experience, and willingness to bear the risks of an investment in Private Markets Investment Funds. Such securities may be available only to qualified, sophisticated investors, may have liquidity constraints, and may bear the risk of investment in private markets securities.

Private Markets Investment Funds may entail a high degree of risk and investment results may vary substantially on a monthly, quarterly or annual basis. Among many risk factors, some are particularly notable. These may include, without limitation, the general economic environment, the health of the housing market, employment levels, the availability of financing, the quality of servicing the assets backing the securities, the seniority and credit enhancement levels for structured securities, government actions or initiatives and the impact of legal and regulatory developments. Additionally, Private Markets Investment Funds may represent speculative investments and an investor could lose all or a substantial portion of their investment.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Non-Diversification Risk. “Non-diversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Master Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. Wilshire (the “Sub-Adviser”) cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Master Fund.

Nature of the Fund. The Master Fund may make investments in Private Markets Investment Funds, the managers of which may have relatively short track records and that may rely on a limited number of key personnel. The Master Fund may not have the opportunity to evaluate the economic, financial and other information that will be used by the managers of the Private Markets Investment Funds in their selection, structuring, monitoring, and disposition of assets.

Illiquidity of Investments. An investor’s participation in the WPA Fund requires a long-term commitment, with no certainty of return. The Master Fund is not expected to receive substantial amounts of income or to realize substantial gains over the near term. Each Feeder Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Auction Risk. There can be no guarantee that the Nasdaq Fund Secondaries (NFS) auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the NFS auction process is operationally functional, investors may be unable to execute sell orders at the price they desire or at any price at all. It is likely that the clearing price at auction may be less than the WPA Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Natural Disaster/Epidemic Risk. The disruptions caused by natural disasters, pandemics, or similar events could prevent the Master Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Master Fund’s ability to achieve its investment objective and the value of the Master Fund’s investments.

The FT Wilshire 5000 Index℠ measures the performance of all US equity securities with readily available price data. Approximately 3,500 capitalization weighted security returns are used to adjust the index.

Gross domestic product (GDP) is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Charts shown throughout are for illustrative purposes only and not meant to predict actual results. Chart is for illustrative purposes and not representative of the performance of any specific investment.

Nasdaq, the Nasdaq logo, and NFS are either registered trademarks or trademarks of Nasdaq, Inc. and/or its affiliates in the United States and/or other countries.
Each Feeder Fund’s principal office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its telephone number is 855 520-7711.

Wilshire Advisors LLC is located at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401. Wilshire has been advising clients on private equity strategies since 1984 and has been investing discretionary capital since 1997. See the Wilshire Private Assets Fund prospectus for details. The Wilshire Private Assets Fund is offered by prospectus only.

Wilshire Private Assets Fund is distributed by SEI Investments Distribution Co, One Freedom Valley Dr, Oaks, PA 19456, which is not affiliated with Wilshire or any of its affiliates.

All third-party marks cited are the property of their respective owners.

M-537529 E0724

Definition of Comparative Index
The FT Wilshire 5000 IndexSM is a broad-based market capitalization-weighted index that seeks to capture 100% of the United States investible market.

Wilshire Private Assets Master Fund
Shareholders’ Letter
March 31, 2024 (Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Wilshire Private Assets Master Fund versus the FT Wilshire 5000 IndexSM.

	One Year Return	Three Year Return	Annualized Return since Inception*
Wilshire Private Assets Master Fund	9.32%	12.04%	11.71%
FT Wilshire 5000 IndexSM	29.27%	10.13%	13.14%

*For financial reporting purposes, the Wilshire Private Assets Master Fund commenced operations on October 28, 2020. For performance calculation purposes, the Wilshire Private Assets Master Fund’s inception date is November 18, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Wilshire Private Assets Master Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Wilshire Private Assets Master Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Wilshire Private Assets Master Fund will meet its stated objectives. The Wilshire Private Assets Master Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Wilshire Private Assets Master Fund distributions or the redemption of Wilshire Private Assets Master Fund shares.

See definition of comparative index on page 8.

Wilshire Private Assets Master Fund
Schedule of Investments
March 31, 2024

Primary Private Fund Investments (B)(C) — 71.3%
Description	Initial Acquisition Date	Redemption Frequency	Geographic Region	Industry	Commitment		Unfunded Portion of Commitment		Shares	Fair Value
Brevet Direct Lending* (E)	6/9/2023	Quarterly	Global	Private Lending	$2,000,000		$—		2,000	$2,189,875
Buhuovc L.P.*	3/8/2021	None	Asia-Pacific	Venture Capital	6,500,000		49,915		(A)	9,246,727
H.I.G. Bayside Loan Opportunity Feeder VI	12/8/2020	None	North America	Distressed Debt	4,000,000		1,358,405		(A)	2,639,499
Linden Structured Capital Fund L.P. *	12/18/2020	None	North America	Buyout	6,500,000		178,280		(A)	8,832,029
RCP MB Investments B, L.P.*	12/26/2021	None	North America	Buyout	1,000,000		—		(A)	1,101,379
Total Primary Private Fund Investments (Cost — $18,262,226)										24,009,509

Secondary Private Fund Investments (B)(C) — 23.7%
Description	Initial Acquisition Date	Redemption Frequency	Geographic Region	Industry	Commitment		Unfunded Portion of Commitment		Shares	Fair Value
Basalt Infrastructure Partners II, L.P. *	11/17/2020	None	UK, Europe and US	Infrastructure	6,000,000		1,863,982		(A)	4,447,312
Graphite Capital Partners VII A *(F)	7/19/2021	None	Europe	Buyout	1,044,282	(D)	11,036	(D)	(A)	156,176
Graphite Capital Partners VII C *(F)	7/19/2021	None	Europe	Buyout	189,872	(D)	2,023	(D)	(A)	35,318
Graphite Capital Partners VIII B L.P. (F)	7/19/2021	None	Europe	Buyout	487,374	(D)	50,449	(D)	(A)	421,926
Graphite Capital Partners VIII D L.P. (F)	7/19/2021	None	Europe	Buyout	2,781,939	(D)	288,700	(D)	(A)	2,501,093
Graphite Capital Partners VIII Top Up Fund B L.P. *(F)	7/19/2021	None	Europe	Buyout	1,475,077	(D)	95,497	(D)	(A)	433,963
Total Secondary Private Fund Investments (Cost — $6,507,057)										7,995,788

Short Term Investment — 5.2%
Description							Geographic Region		Shares	Fair Value

First American Government Obligations Fund, Class X 5.230%**							North America		1,740,037	1,740,037
Total Short Term Investment (Cost — $1,740,037)										1,740,037
Total Investments — 100.2% (Cost — $26,509,320)										$33,745,334
Other Assets and Liabilities, Net — (0.2)%										(82,325)
Net Assets — 100.0%										$33,663,009

*	Non-income producing.
**	The rate reported is the 7-day effective yield as of March 31, 2024.
(A)	Investment does not issue shares.
(B)
Primary Private Fund Investments and Secondary Private Fund Investments are not redeemable and the final distribution date is not known at this time, except as noted in the Redemption Frequency column.

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Schedule of Investments
March 31, 2024

(C)
Private Assets are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of March 31, 2024, was $32,005,297 or 95.1% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to sale was $2,000,000, $5,644,299, $2,850,057, $6,763,109, $1,004,761, $4,132,713, $111,499, $36,671, $319,214, $1,719,141, $187,819, respectively, totaling $24,769,283.

(D)	Amount reflected in GBP currency.
(E)	Initial lock-up period: six months to five years.
(F)	Security value was determined by using significant unobservable inputs.

L.P. — Limited Partnership

The following is a summary of the inputs used as of March 31, 2024 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Primary Private Fund Investments	$—	$—	$—	$24,009,509	$24,009,509
Secondary Private Fund Investments	—	—	3,548,476	4,447,312	7,995,788
Short Term Investment	1,740,037	—	—	—	1,740,037
Total Investments in Securities	$1,740,037	$—	$3,548,476	$28,456,821	$33,745,334

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of March 31, 2024:

Investments in Secondary Private Fund Investments
Beginning balance as of April 1, 2023	$—
Accrued discounts/ premiums	—
Realized gain/(loss)	50,720
Change in unrealized appreciation/(depreciation)	323,751
Purchases	—
Sales/paydowns	(59,522)
Transfers into Level 3	3,233,527
Transfers out of Level 3	—
Ending balance as of March 31, 2024(1)	$3,548,476
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	323,751

(1) Of the $3,548,476 in Level 3 securities as of March 31, 2024, $3,548,476 or 100.0% are valued at the fair market value of their individual capital statements.

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Primary Private Fund Investments and Secondary Private Fund Investments reported by their investment managers, may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. All transfers out during the year ended March 31, 2024 were the result of reported net asset values by their investment managers.

The following table summarizes quantitative information related to significant unobservable inputs (Level 3) used in determining fair value for investments held as of March 31, 2024:

Security Type	Fair Value as of March 31, 2024	Valuation Technique	Unobservable Input	Single Input or Range of Inputs (weighted average)	Impact to Valuation from an Increase in Input (1)
Secondary Private Fund Investments	$3,548,476	Adjusted net asset value	Reported net asset/fair value adjustments	N/A	N/A

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Schedule of Investments
March 31, 2024

For the year ended March 31, 2024, there were transfers between NAV practical expedient and Level 3 assets and liabilities due to the availability or lack of availability of observable inputs to determine fair value.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Statement of Assets and Liabilities
March 31, 2024

Assets:
Investments, at Value (Cost $26,509,320)	$33,745,334
Due from Feeder	83,815
Dividend Receivable	8,712
Total Assets	33,837,861
Liabilities:
Audit Fees Payable	60,145
Due to Adviser	34,862
Legal Fees Payable	17,978
Transfer Agent Fees Payable	11,263
Due to Administrator	9,937
Trustees’ Fees Payable	6,982
Chief Compliance Officer Fees Payable	2,336
Printing Fees Payable	15,363
Other Accrued Expenses	15,986
Total Liabilities	174,852
Net Assets	$33,663,009
Commitments and contingencies (see Schedule of Investments)
Net Assets Consist of:
Paid-in Capital	$27,567,428
Total Distributable Earnings	6,095,581
Net Assets	$33,663,009

Institutional Class Shares:
Net Assets	$33,663,009
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,814,780
Net Asset Value and Offering Price Per Share	$11.96

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Statement of Operations
Year Ended March 31, 2024

Investment Income:
Dividend Income	$340,105
Total Investment Income	340,105

Expenses:
Investment Advisory Fees	384,361
Administration Fees	117,321
Trustees’ Fees	27,172
Chief Compliance Officer Fees	8,029
Legal Fees	243,477
Audit Fees	77,699
Transfer Agent Fees	67,364
Printing Fees	22,621
Custodian Fees	15,222
Pricing Fees	610
Interest Expense	22,765
Insurance and Other Expenses	51,949

Total Expenses	1,038,590

Net Investment Loss	(698,485)
Net Realized Gain on Investments	256,918
Net Realized Gain on Foreign Currency Transactions	42
Net Change in Unrealized Appreciation on Investments	3,294,564
Net Realized and Unrealized Gain	3,551,524
Net Increase in Net Assets Resulting from Operations	$2,853,039

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income (Loss)	$(698,485)	$976,493
Net Realized Gain	256,960	917,219
Net Change in Unrealized Appreciation (Depreciation)	3,294,564	(906,933)
Net Increase in Net Assets Resulting from Operations	2,853,039	986,779
Distributions:	(879,766)	(2,550,659)
Capital Shares Transactions:
Institutional Class:
Issued	1,580,000	475,000
Reinvestment of Distributions	878,605	2,550,659
Redeemed	(440,000)	—
Net Increase in Net Assets from Share Transactions	2,018,605	3,025,659
Total Increase in Net Assets	3,991,878	1,461,779
Net Assets:
Beginning of Year	29,671,131	28,209,352
End of Year	$33,663,009	$29,671,131
Shares Transactions:
Institutional Class:
Issued	137,090	40,259
Reinvestment of Distributions	78,377	233,150
Redeemed	(38,078)	—
Net Increase in Shares Outstanding from Share Transactions	177,389	273,409

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Statement of Cash Flows
Year Ended March 31, 2024

Cash Flows Used in Operating Activities:
Net increase in net assets derived from investment operations	$2,853,039
Adjustments to reconcile net investment gain to net cash used in operating activities:
Purchases of investment securities from unaffiliated issuers	(2,674,057)
Proceeds from disposition of investment securities from unaffiliated issuers	843,428
Purchases of investment securities from short term investments	(5,229,950)
Proceeds from disposition of investment securities from short term investments	6,795,676
Net realized gain on investments from unaffiliated issuers	(256,918)
Net change in unrealized appreciation/(depreciation) on investments	(3,294,564)
Decrease in receivable for dividends	3,422
Increase in receivable due from Feeder	(83,815)
Decrease in receivable for prepaid expenses	1,629
Decrease in payables for investment advisory fees	3,642
Decrease in payables for trustee fees	(1,016)
Increase in payables for chief compliance officer fees	520
Increase in payables for printing fees	1,462
Decrease in payables for legal fees	(77,279)
Decrease in payables for audit fees	(25,355)
Increase in payable for transfer agent fees	11,263
Decrease in accrued expenses and other liabilities	(9,966)
Net cash flow used in operating activities	(1,138,839)

Cash Flows Received From Financing Activities:
Payments from shares redeemed	(440,000)
Proceeds from issuance of shares	1,580,000
Distributions paid in cash	(1,161)
Net cash flow received from financing activities	1,138,839
Net increase in cash	—

Cash and Foreign Currency:
Beginning of year	—
End of year	$—

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	$878,605
Interest expense	22,765

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout
the Year/Period

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Institutional Class:
Net Asset Value, Beginning of Year/Period	$11.25	$11.93	$11.37	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss) ‡ (2)	(0.26)	0.40	(0.29)	(0.23)
Net Realized and Unrealized Gain (Loss)	1.29	(0.02)	1.66	1.60
Total from Operations	1.03	0.38	1.37	1.37
Dividends and Distributions from:
Net Investment Income	(0.04)	(0.67)	(0.09)	—
Net Realized Gain	(0.28)	(0.39)	(0.72)	—
Total Dividends and Distributions	(0.32)	(1.06)	(0.81)	—
Net Asset Value, End of Year/Period	$11.96	$11.25	$11.93	$11.37
Total Return†	9.32%	3.44%	12.18%	13.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$33,663	$29,671	$28,209	$20,506
Ratio of Expenses to Average Net Assets ‡	3.39%	3.33%	4.37%	5.45	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers) ‡	3.39%	3.33%	4.37%	5.45	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.28)%	3.45%	(2.45)%	(5.23	)%*
Portfolio Turnover Rate	5%	12.00%	13.00%	–	%**

*	Annualized.
**	Not Annualized.
†	Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Does not include expenses of the underlying investment companies.
(1)	The Fund commenced operations on October 28, 2020.
(2)	Per share data calculated using average shares.

The accompanying notes are an integral part of the financial statements.

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

1. Organization
Wilshire Private Assets Master Fund (formerly, Delaware Wilshire Private Markets Master Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund commenced operations on October 28, 2020.
Wilshire Private Assets Fund (formerly, Delaware Wilshire Private Markets Fund) (the “Auction Fund”) and the Wilshire Private Assets Tender Fund (formerly, Delaware Wilshire Private Markets Tender Fund) (the “Tender Offer Fund”) together are “Feeder Funds”. Tender Offer Fund shares are available only to shareholders of the Auction Fund.  Shareholders of the Auction Fund may purchase shares of the Tender Offer Fund by exchanging their Auction Fund shares for Tender Offer Fund shares at such times as determined by the Board, in its sole discretion.
The Feeder Funds invest substantially all of their assets in the Wilshire Private Assets Master Fund (formerly, Delaware Wilshire Private Markets Master Fund) (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust also registered under the 1940 Act as a non-diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is to provide efficient access to the private markets with the goals of offering long-term capital appreciation and current income.
On January 31, 2024, the Board of Trustees (the “Board”) of each of the Feeder Funds and the Master Fund unanimously approved a new investment advisory agreement (the “Agreement”) between Wilshire Advisors LLC (“Wilshire”) and each of the Funds. Wilshire currently serves as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between Wilshire and Delaware Management Company, a series of Macquarie Investment Management Business Trust (in its capacity as such, the “Adviser”), on behalf of the Funds.
Pursuant to a transaction (the “Transaction”) between Wilshire and the Adviser, and assuming shareholder approval of the Agreement, the Adviser will resign as the Funds' investment adviser, and Wilshire will become the Funds' new investment adviser pursuant to the Agreement. Under applicable law, the Funds' shareholders must approve the Agreement by a majority vote (as defined in the Investment Company Act of 1940, as amended) at a special meeting of the shareholders of the Funds scheduled for April 30, 2024. Proxy materials have been sent to the Funds' shareholders as of the January 26, 2024 record date, which contain more information about the shareholder meeting and the proposal to approve the Agreement.
The closing date of the Transaction was originally set for February 29, 2024, but has been delayed until the end of April 2024. If the Agreement is approved by shareholders and the conditions to closing of the Transaction are met, including, unless waived, the full repurchase of shares of the Funds held by an affiliate of the Adviser, the Adviser will resign as investment adviser to the Funds effective immediately after the close of business on April 30, 2024, and Wilshire will become investment adviser to the Funds effective immediately after the Adviser's resignation.
2. Significant Accounting Policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Master Fund. The Master Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Net Asset Value Determination
The Net Asset Value (“NAV”) of the Master Fund is determined as of the close of business on the last business day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Master Fund’s investments are valued as of the relevant Determination Date. The NAV of the Master Fund will equal, unless otherwise noted, the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

Valuation of Investments
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.
Wilshire Advisors LLC (the “Sub-Adviser”) oversees the valuation of each Fund’s investments on behalf of each Fund. The Sub-Adviser will invest the Master Fund's assets primarily in a diverse  portfolio of investments, including interests in private markets funds acquired in primary offerings (“Primary Fund Investments”), interests in private markets funds acquired in secondary transactions (“Secondary Fund Investments”, and together with Primary Fund Investments, the “Private Markets Investment Funds”), and direct co-investments (“Direct Co-Investments,” and together with the Private Markets Investment Funds, “Portfolio Investments”).
The Valuation Procedures provide that the Master Fund will value its investments in private markets investment funds and direct private equity investments at fair value. The Master Fund calculates its NAV as of the close of business on the last business day of each calendar month, each date that Shares are sold or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The fair value of such investments as of each Determination Date, ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant private markets investment fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the private markets investment fund manager’s valuations and the relevant Determination Date.
A meaningful input in the Master Fund's Valuation Procedures will be the valuations provided by the private markets investment fund managers. Specifically, the value of the Master Fund's investment in private markets investment funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Sub-Adviser by the private markets investment fund in accordance with the private markets investment fund's own valuation policies. Generally, private markets investment fund managers value investments of their private markets investment funds at their market price if market quotations are readily available. In the absence of observable market prices, private markets investment fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by private markets investment fund managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Master Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, and adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.);
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

As of March 31, 2024, certain investments of the Master Fund were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) (“ASU 2015-07”). The fair value amount presented in the table in the Schedule of Investments is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Investments in money market funds are valued at the money market fund’s net asset value.
For the year ended March 31, 2024, there were no changes to the Master Fund's fair value methodologies.
Liquidity and redemption terms vary from Investment Fund to Investment Fund and are at the discretion of the underlying Investment Fund’s General Partner.  For further information about the strategy of each Investment Fund, refer to the Shareholders’ Letter attached to these Financial Statements.
Security Transactions and Investment Income
Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method.
Dividend income is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the identified cost basis.
Expenses
The Master Fund, and, therefore, shareholders (together “Shareholders”), bears all expenses incurred in the business on a pro-rata portion of the operating expenses, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds.
Income Taxes
The Master Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.
The Master Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year.
Management has analyzed the Master Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (September 30, 2021 to September 30, 2023) or expected to be taken in the Master Fund's September 30, 2023 tax returns.
Cash and Cash Equivalents
Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.
3. Agreements
Investment Advisory Agreement
The Adviser serves as investment adviser of each Fund.
In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), computed and payable monthly, at the annual rate of 1.25% of the Master Fund’s net asset value. For purposes of determining the fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date.

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

The Private Markets Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 15% to 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback. A carried interest allocation is a share of a Private Markets Investment Fund's returns paid to its manager.  A preferred return is a minimum rate of return that a Private Markets Investment Fund manager must achieve before it is entitled to a carried interest allocation. A clawback is a mechanism by which a carried interest allocation previously paid to a Private Markets Investment Fund manager may be returned to the Private Markets Investment Fund.
The Sub-Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser and will be responsible for the day-to-day management of each Fund’s assets. The Sub-Adviser will provide ongoing research, recommendations, and portfolio management regarding each Fund’s investment portfolio.
In consideration of its sub-advisory services, the Adviser pays the Sub-Adviser a portion of the advisory fee paid to the Adviser by the Master Fund. After the initial two-year term, the Sub-Advisory Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees who are not parties thereto or interested persons of any such party, cast at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Sub-Advisory Agreement, and is terminable without penalty on 60 days’ notice by the Adviser or by the Sub-Adviser.
Administrator, Custodian and Transfer Agent
SEI Investments Global Funds Services (the “Administrator”) serves as the Master Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee based on the Master Fund’s assets under management, subject to a minimum annual fee.
US Bank N.A. (the “Custodian”) serves as the Master Fund’s Custodian pursuant to a custody agreement.
DST Asset Manager Solutions, Inc (the “Transfer Agent”) serves as the Master Fund’s Transfer Agent pursuant to a transfer agency agreement.
4. Purchase, Exchange and Repurchase of Shares
The Feeder Funds and the Master Fund are part of a "master-feeder" structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Sub-Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Sub-Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund's Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.
5. Indemnifications
In the normal course of business the Master Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Master Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Master Fund in connection with the Master Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Master Fund.
6. Purchases and Sales
For the period ended March 31, 2024, the Master Fund made purchases of $3,474,056 and sales of $1,379,469 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

7. Federal Income Taxes
It is the Master Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Master Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Master Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Master Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Master Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Master Fund has adopted September 30 as its tax year end.

If the Master Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under Subchapter M.

In accounting for income taxes, the Master Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes”(“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2024 for federal income tax purposes or in, the Master Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.  The Tax basis components of distributable earnings may differ from the amount reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences primarily from partnership investments and late year loss deferral.  These amounts will be finalized before filing the Master Fund’s federal income tax return. As of September 30, 2023, a permanent difference of $400,292 has been reclassified from distributable earnings to paid in capital. The amount is primarily related to expense waiver adjustment.
Paid in Capital	Total Distributable Earnings (Accumulated Losses)
$(400,292)	$400,292

These reclassifications had no impact on the net assets or net values of the Master Fund.
The estimated tax character of dividends and distributions paid during the tax year ended March 31, 2024 and 2023 were as follows:
	Ordinary Income	Long-term Capital Gain	Total
2024	$108,343	$771,423	$879,766
2023	1,619,497	931,162	2,550,659

The actual tax character of the distribution cannot be ascertained until after the Master Fund's tax year end - September 30, 2024.
As of September 30, 2023, the components of Distributable Earnings on a tax basis were as follows:
Undistributed long-term capital gain	$712,461
CY Late-Year Loss Deferral	(1,766,919)
Unrealized appreciation/(depreciation)	5,551,030
Other temporary differences	—
Total Distributable Earnings	$4,496,572

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

Late-year loss deferral represents ordinary losses from January 1, 2023 through September 30, 2023 that, in accordance with Federal income tax regulations, the Fund elected to defer and treat as having arisen in the following fiscal year.
As of March 31, 2024, the tax cost and unrealized appreciation and depreciation of the investments held by the Fund, were as follows:
Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$25,294,845	$8,761,981	$(311,492)	$8,450,489

8. Risks
General Economic and Market Risk. Through its portfolio investments, the Master Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies.
Non-Diversification Risk. The private markets investment funds in which the Master Fund may invest in a limited number of portfolio investments and, as a consequence, the aggregate return of the private markets investment funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment. Similarly, the Master Fund will invest in a limited number of portfolio investments and, as a consequence, the aggregate return of the Master Fund may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.
Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Master Fund’s investments may adversely affect such investments. Certain private markets investment funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent private markets investment funds or the Master Fund from making certain investments that they otherwise would make. Other regulations may require the private markets investment funds or the Master Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment.
Illiquidity of Investments Risk. An investor’s participation in a Feeder Fund requires a long-term commitment, with no certainty of return. The Master Fund’s investments will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale.
Timing of Investment Risk. The Master Fund’s portfolio investments may consist of primary fund investments and secondary fund investments. Returns on primary fund investments may take longer to realize than returns on secondary fund investments. The Master Fund also may be able to purchase secondary fund investments at a discount, whereas investments in primary fund investments generally are not available at a discount.
Accordingly, a Shareholder that invests in a Feeder Fund at a time when the Master Fund is invested in primary fund investments on which it has not yet begun to realize returns may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more heavily invested or investing in secondary fund investments. Further, Shareholders that invest in a Feeder Fund at a time when the Master Fund is selling portfolio investments to meet liquidity requirements may experience lower returns than a Shareholder that invests in a Feeder Fund at a time when the Master Fund is more fully invested in portfolio investments.
A full listing of risks associated with investing in the Master Fund is included in the Master Fund’s prospectus and the statement of additional information.
9. Line of Credit
The Master Fund entered into an agreement on December 16, 2021, which enables them to participate in a $2.5 million uncommitted revolving line of credit with the Custodian. The agreement was set to expire on December 18, 2023. The proceeds from the borrowings shall be used to finance the Master Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Master Fund based on borrowings during the period at the Custodian’s current reference rate. For the year ended March 31, 2024, the Master Fund had a net borrowings of $800,000 over a period of 147 days at a weighted average interest rate of 8.07%. Interest accrued on the borrowings was $22,765. This fee is

Wilshire Private Assets Master Fund
Notes to Financial Statements
March 31, 2024

included as “Interest Expense” on the Statement of Operations. As of March 31, 2024, there were $0 borrowings outstanding in the Master Fund.
10. Concentration of Shareholders:
At March 31, 2024, 100% of Institutional Class Shares total shares outstanding were held by two record shareholders, owning 10% or greater of the aggregate total shares outstanding.
11. Subsequent Events
The Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2024 except as follows:
In April 2024, the Board approved Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Master Fund and the Feeder Funds.

Wilshire Private Assets Master Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Wilshire Private Assets Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Private Assets Master Fund (formerly, Delaware Wilshire Private Markets Master Fund) (the “Fund”) as of March 31, 2024, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years or periods ended March 31, 2023, and prior, were audited by other auditors whose report dated May 30, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and underlying fund administrators or managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

Wilshire Private Assets Master Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Funds. There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund, or Wilshire Private Assets Master Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEES
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2020)[1]
Self-Employed  Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Funds, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments - Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2020)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2020)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1
Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Funds.

Wilshire Private Assets Master Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES (continued)
Jay C. Nadel (Born: 1958)	Trustee (since 2020)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2020)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011 to 2019.
Current Directorships: Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2020)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2020)
Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2020)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Wilshire Private Assets Master Fund
Trustees and Officers of the Funds
March 31, 2024 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)
Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust,  Wilshire Private Assets Fund,  Wilshire Private Assets Tender Fund,  Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2020)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2020)	Account Manager, SEI Investments, since 2007.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2020) Anti-Money Laundering Officer (since 2020)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

Wilshire Private Assets Master Fund
Disclosure of Fund Expenses
March 31, 2024 (Unaudited)

As a shareholder of the Fund, your investment is affected by ongoing costs, which include (among others) costs for fund management, organization and offering costs, trustee expenses, administration fees, professional fees and acquired fund fees. It is important for you to understand the impact of these costs on your investment returns.
The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 to March 31, 2024) (unless otherwise noted below).
The table below illustrates your Fund’s costs in two ways:
Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*
Wilshire Private Asset Master Fund
Actual Fund Return	$1,000.00	$1,079.80	3.82%	$19.86
Hypothetical 5% Return	$1,000.00	$1,005.90	3.82%	$19.16

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

Wilshire Private Assets Master Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved: (i) by a vote of a majority of the shareholders of Wilshire Private Assets Fund, Wilshire Private Assets Tender Fund and Wilshire Private Assets Master Fund (each, a “Fund” and together, the “Funds”); and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of the Funds who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Pursuant to a transaction (“Transaction”) between Delaware Management Company, a series of Macquarie Investment Management Business Trust (“Macquarie”), the Funds’ former investment adviser, and Wilshire Advisors LLC (“Wilshire”), the Funds’ former investment sub-adviser, Macquarie resigned as the Funds’ investment adviser, and Wilshire became the Funds’ new investment adviser, following the termination of the prior investment advisory and sub-advisory agreements (the “Prior Advisory Agreements”) and following Board and shareholder approval of a new investment advisory agreement between the Funds and Wilshire (the “New Advisory Agreement”).
In anticipation of the Transaction, the Board of the Funds, including a majority of the Independent Trustees, approved the New Advisory Agreement on January 31, 2024 (the “Board Meeting”). The Board Meeting was held to decide whether to approve the New Advisory Agreement for an initial two-year term. The Board Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a fund’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.
In preparation for the Board Meeting, the Trustees requested that Wilshire and Macquarie furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees also took into account their prior findings and conclusions at the most recent annual renewal of the Prior Advisory Agreements at a meeting of the Board held on June 21-22, 2023 (the “June Board Meeting”). Prior to the Board Meeting, counsel to the Independent Trustees of the Funds reviewed the information provided and submitted a request for additional information to Wilshire, and information was provided in response to this request. The Independent Trustees met to review and discuss this information prior to the Board Meeting. The Trustees used this information, as well as other information that Macquarie, Wilshire and other service providers of the Funds presented or submitted to the Board at the Board Meeting and at the June Board Meeting, to help them decide whether to approve the New Advisory Agreement for an initial two-year term.
Specifically, the Board requested and received written materials from Wilshire, Macquarie and other service providers of the Funds, or took into account such information received at the June Board Meeting, regarding: (i) the nature, extent and quality of the services to be provided by Wilshire; (ii) Wilshire’s investment management personnel; (iii) Wilshire’s operations and financial condition; (iv) Wilshire’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to Wilshire and the Funds’ overall fees and operating expenses compared with peer groups of funds; (vi) Wilshire’s compliance program, including a description of any material compliance matters and any material compliance violations; (vii) Wilshire’s potential economies of scale with respect to the Funds; (viii) Wilshire’s policies on and compliance procedures for personal securities transactions; (ix) Wilshire’s investment experience; and (x) information about the Funds’ performance.
Representatives from Wilshire and Macquarie, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate Wilshire’s services, fee and other aspects of the New Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Macquarie.
At the Board Meeting, the Trustees, including a majority of the Independent Trustees, based on their evaluation of the information provided by Macquarie, Wilshire and other service providers of the Funds, approved the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board considered various factors that they determined were relevant, including the following factors.

Nature, Extent and Quality of Services to be Provided by Wilshire
In considering the nature, extent and quality of the services to be provided by Wilshire, the Board reviewed the portfolio management services to be provided by Wilshire to the Funds, including the quality and continuity of Wilshire’s portfolio management personnel, the resources of Wilshire, and Wilshire’s compliance history and compliance program, including with respect to new services to be performed by Wilshire to the Funds as its investment adviser as compared to being the Funds investment sub-adviser. The Trustees reviewed the terms of the proposed New Advisory Agreement and compared such terms to the Macquarie Advisory Agreement. The Trustees also reviewed Wilshire’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for Wilshire was available to the Board, as was the response of Wilshire to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Wilshire to the Funds.
The Trustees also considered other services to be provided to the Funds by Wilshire such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and

Wilshire Private Assets Master Fund
Board Considerations in Approving the Advisory Agreement
March 31, 2024 (Unaudited)

procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by Wilshire would be satisfactory.

Investment Performance of the Funds and Wilshire
At the Board Meeting and at the June Board Meeting, the Board was provided with regular reports regarding the Funds’ performance over various time periods, including comparisons of the Funds’ performance to a broad-based index. Representatives from Macquarie and Wilshire provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory. Based on this information, and considering Wilshire was expected to manage the Funds’ portfolios as the Funds’ new investment adviser in materially the same way as it previously managed the Funds’ portfolios as their sub-adviser, the Board concluded, within the context of its full deliberations, that the investment results that Macquarie and Wilshire had been able to achieve for the Funds were sufficient to support approval of the New Advisory Agreement.

Costs of Advisory Services and Economies of Scale
In considering the advisory fee payable by the Funds to Wilshire, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to Wilshire. The Trustees noted the proposed advisory fee to be paid to Wilshire is identical to the advisory fee the Funds currently pay to Macquarie. The Trustees also took into account reports at the June Board Meeting, which were prepared by the Funds’ administrator, comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of funds as classified by Lipper, an independent provider of investment company data. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Wilshire. The Board also considered Wilshire’s commitment to managing the Funds and its willingness to enter into an expense limitation and fee waiver arrangement with the Funds.
Based on materials available to it at the Board Meeting and at the June Board Meeting, the Trustees reviewed the costs of services provided by and the profits realized by Wilshire from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to Wilshire and its affiliates. The Trustees considered how Wilshire’s profitability was affected by factors such as its organizational structure and methods for allocating expenses. The Trustees concluded that the profit margins of Wilshire with respect to the management of the Funds was not unreasonable. The Trustees discussed with representatives of Wilshire how Wilshire’s profitability may change as the sole investment adviser to the Funds.
The Trustees considered Wilshire’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders, taking into account the small asset size of the Funds currently. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by Wilshire with respect to economies of scale.

Approval of the New Advisory Agreement.
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including a majority of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, concluded that the terms of the New Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Wilshire Private Assets Master Fund
Notice to Shareholders
March 31, 2024 (Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
0.00%	12.31%	87.69%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended March 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

(7) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending March 31, 2024. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Wilshire Private Assets Master Fund
Additional Information (Unaudited)

On January 31, 2024, the Audit Committee of the Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the fiscal year ended March 31, 2024.

PwC’s report on the financial statements of the Wilshire Private Assets Master Fund (formerly the Delaware Wilshire Private Markets Master Fund) for the fiscal period ended March 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the two fiscal years ended March 31, 2023 and 2022 and the subsequent interim period through January 31, 2024, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Fund requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the statements. A copy of the letter from PwC to the SEC is filed as an Exhibit to this Form N-CSR.

On March 26, 2024, the Audit Committee of the Trust’s Board of Trustees approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm for the fiscal year ended year ended March 31, 2024.  For the two fiscal years ended March 31, 2023 and 2022 and the subsequent interim period through March 26, 2024, neither the Fund, nor anyone on its behalf, consulted with Cohen on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that Cohen concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Wilshire Private Assets Master Fund
Supplemental Information (Unaudited)

Shareholder Voting and Proxy Results

A Special Meeting of Shareholders (the “Meeting”) of the Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Wilshire Private Assets Tender Fund (the “Funds”), was held on April 30, 2024 for the purpose to approve an investment management agreement appointing Wilshire Advisors LLC (“Wilshire”) as the investment adviser to the Funds (to be voted on by shareholders of each Fund). The proposal was approved with the following voting results:

FUND	OS Shares	Total Voted	% O/S
Wilshire Private Assets Fund	2,619,845	2,592,478	98.96%
Wilshire Private Assets Master Fund	2,849,293	2,845,638	99.87%
Wilshire Private Assets Tender Fund	8,613	8,613	100%

This information must be preceded or accompanied by a current prospectus for the Funds.

DWP-AR-001-0400

(b) Not applicable.

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.     Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (“Cohen”) related to Wilshire Private Assets Master Fund (the “Trust”).

Cohen billed the Trust aggregate fees for services rendered to the Trust for the 2024 fiscal year as follows:

FYE March 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$67,500	None	None
(b)	Audit-Related Fees	None	None	None
(c)	Tax Fees	None	None	None
(d)	All Other Fees	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to Wilshire Private Assets Master Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the 2023 fiscal year as follows:

FYE March 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$80,000(1)	None	None
(b)	Audit-Related Fees	None	None	None
(c)	Tax Fees	$59,475(2)	None	None
(d)	All Other Fees	None	None	$9,044,000

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Review of income tax returns, review of annual excise distribution calculations, and review of income tax calculations.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)   require specific pre-approval;

(2)   are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)   have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO.  The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.  The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

FYE March 31, 2024
Audit-Related Fees	None
Tax Fees	None
All Other Fees	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

FYE March 31, 2023
Audit-Related Fees	None
Tax Fees	None
All Other Fees	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the 2024 fiscal-year-ended March 31st was $0.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the 2023 fiscal-year-ended March 31st was $9,044,000.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted the following procedures regarding this matter:

1. Proxy Voting Responsibility – The Fund has delegated proxy voting responsibility to the [Sub-Adviser]. The [Sub-Adviser’s] proxy voting policies and procedures are included in [Annex A] to the Fund’s SAI.
2. Compliance Responsibility – The Adviser is responsible for monitoring compliance with its policy and procedures. The Fund’s administrator is responsible for filing Form N-PX with the SEC pursuant to Rule 30b1-4 under the 1940 Act.
3. Disclosure - The Fund’s administrator and counsel are responsible for ensuring that appropriate disclosure is made in the Fund’s prospectus and SAI.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)
	Title	Years with Wilshire	Years of PMs experience
William van Eesteren	Managing Director	23	31
Marc Friedberg	Managing Director	25	27
Mark Perry	Managing Director	12	16

(a)(2)

Other Accounts. In addition to the Funds, Messrs. Van Eesteren, Friedberg, and Perry may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). The information below is provided as of March 31, 2023, and excludes accounts where they have advisory but not discretionary authority.

Name	Registered Investment Companies		Other Pooled Investment Vehicles[1]		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
William van Eesteren	0	$0	52[2]	$4,968	0	$0
Marc Friedberg	0	$0	52[2]	$4,968	0	$0
Mark Perry	0	$0	52[2]	$4,968	0	$0

1 Portfolio management responsibilities are shared amongst senior investment professionals.
2 Includes 34 accounts with assets under management of $2,553 million that are subject to a performance-based advisory fee.

Conflicts of Interests.

The Funds’ strategy, objectives and investments will overlap with Wilshire-advised funds and accounts. In addition, certain Wilshire employees face conflicts managing their time and commitments and in making allocation decisions regarding investment opportunities to clients, including the Funds. As well, the use of performance-based fees in certain funds and accounts represents an incentive to favor such accounts.

Wilshire uses reasonable efforts to ensure fairness and transparency in the allocation of investments with limited capacity in primary partnerships, secondary partnerships and direct portfolio companies. Wilshire has designed an allocation process and policy to be clear and objective with the intent of limiting subjective judgment. Accordingly, when allocating any particular investment opportunity among the Funds and other Wilshire-advised funds and accounts, Wilshire takes into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio, (3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) the amount of capital available for investment by a client, (5) a clients’ liquidity, (6) tax implications and other relevant legal, contractual or regulatory considerations, (7) the availability of other suitable investments for a client, and (8) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the Funds, participating in all investment opportunities that fall within its investment objectives.

(a)(3)

Wilshire’s compensation plan contains three elements: base salary, bonus, and carried interest (only available to senior members, including the portfolio managers responsible for this Fund).  Base salary is consistent with industry standards for each individual’s level, adjusted based on merit, and reviewed annually. Discretionary bonuses paid to employees are reflective of the Company’s performance and each employee’s participation in such performance, and/or to reward an employee for their positive performance.

(a)(4)

N/A

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or  240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(a)(4) There was a change in the Registrant’s independent public accountant (Exhibit attached).

(b)  Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Wilshire Private Assets Master Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie,
Principal Executive Officer
Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie,
Principal Executive Officer
Date: June 7, 2024

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger,
Principal Financial Officer
Date: June 7, 2024